     As filed with the Securities and Exchange Commission on April 30, 2003


                                                      Registration No. 333-33504

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 3


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                 Amendment No. 2


     THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
                           (Exact name of Registrant)

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               (Name of Depositor)

                                100 Summit Drive
                            Valhalla, New York 10595
              (Address of Depositor's Principal Executive Offices)

                  Depositor's Telephone Number: (914) 773-0708

                          James D. Gallagher, President
              The Manufacturers Life Insurance Company of New York
                                100 Summit Drive
                               Valhalla, NY 10595
                     (Name and Address of Agent for Service)

                                    Copy to:
                              J. Sumner Jones, Esq.
                              Jones & Blouch L.L.P.
                        1025 Thomas Jefferson Street, NW
                              Washington, DC 20007

It is proposed that this filing will become effective (check the appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)


[X] on May 1, 2003 pursuant to paragraph (b)


[ ] 60 days after filing pursuant to paragraph (a)(1)


[ ] on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:

    [ ]      This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                     PART A

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                                  VENTURE SPVL

            A MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes Venture SPVL, a modified single premium variable life insurance policy (the "Policy"). The Manufacturers Life Insurance Company of New York (the "Company," "Manulife New York," "we" or "us") offers the Policy on both a single life and a survivorship basis.

Policy Value may accumulate on a fixed basis or vary with the investment performance of the sub-accounts of Manulife New York's Separate Account B (the "Separate Account"). The assets of each sub-account will be used to purchase Series I shares (formerly referred to as "Class A shares") of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust and the corresponding statement of additional information, describe the investment objectives of the Portfolios in which you may invest net premiums. Other sub-accounts and Portfolios may be added in the future.

EXCEPT FOR CERTAIN POLICIES ISSUED IN EXCHANGE FOR A POLICY WHICH IS NOT A MODIFIED ENDOWMENT CONTRACT (A "MEC"), THE POLICY WILL BE TREATED AS A MEC FOR FEDERAL INCOME TAX PURPOSES. AS A RESULT, ANY LOAN, PARTIAL WITHDRAWAL, ASSIGNMENT, PLEDGE, LAPSE OR SURRENDER OF THE POLICY (OR ANY LOAN, PARTIAL WITHDRAWAL, ASSIGNMENT OR PLEDGE OF THE POLICY WITHIN TWO YEARS BEFORE THE POLICY BECOMES A MEC) MAY BE SUBJECT TO INCOME TAX AND A 10% PENALTY TAX.

BECAUSE OF THE SUBSTANTIAL NATURE OF THE SURRENDER CHARGES, THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission ("SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            HOME OFFICE:                      SERVICE OFFICE MAILING ADDRESS:
  The Manufacturers Life Insurance           The Manufacturers Life Insurance
         Company of New York                        Company of New York
        100 Summit Lake Drive              P.O. Box 633, Niagara Square Station
            Second Floor                       Buffalo, New York 14201-0633
      Valhalla, New York 10595                   TELEPHONE: 1-888-267-7784

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2003

TABLE OF CONTENTS


RISKS/BENEFITS SUMMARY............................................................................................     1
FEE TABLE.........................................................................................................     3
POLICY SUMMARY....................................................................................................     4
   General........................................................................................................     4
   Death Benefits.................................................................................................     4
   Premiums.......................................................................................................     4
   Policy Value...................................................................................................     4
   Policy Loans...................................................................................................     4
   Surrender and Partial Withdrawals..............................................................................     5
   Lapse and Reinstatement........................................................................................     5
   Investment Options and Investment Advisers.....................................................................     6
   Investment Management Fees and Expenses........................................................................     6
   Table of Charges and Deductions................................................................................
   Table of Investment Management Fees and Expenses...............................................................
   Table of Investment Options and Investment Subadvisers.........................................................     6
GENERAL INFORMATION ABOUT MANULIFE NEW YORK, RATINGS, THE SEPARATE ACCOUNT AND THE TRUST..........................     9
   Manulife New York..............................................................................................     9
   The Separate Account...........................................................................................     9
   The Trust......................................................................................................     9
   Investment Objectives of the Portfolios........................................................................    10
ISSUING A POLICY..................................................................................................    15
   Requirements...................................................................................................    15
   Temporary Insurance Agreement..................................................................................    16
   Right to Examine the Policy....................................................................................    16
   Life Insurance Qualification...................................................................................    17
DEATH BENEFITS....................................................................................................    17
   Death Benefit..................................................................................................    17
   Maturity Date..................................................................................................    18
PREMIUM PAYMENTS..................................................................................................    18
   Initial Premiums...............................................................................................    18
   Premium Allocation.............................................................................................    18
   Maximum Premium Limitation.....................................................................................    19
CHARGES AND DEDUCTIONS............................................................................................    19
   Tax load.......................................................................................................    19
   Surrender Charges..............................................................................................    19
   Monthly Charges................................................................................................    20
   Administration Charge..........................................................................................    20
   Cost of Insurance Charge.......................................................................................    21
   Mortality and Expense Risks Charge.............................................................................    21
   Charges for Supplementary Benefits.............................................................................    21
   Charges for Transfers..........................................................................................    21
   Investment Management Fees and Expenses........................................................................
   Reduction in Charges...........................................................................................    21
SPECIAL PROVISIONS FOR EXCHANGES..................................................................................    22
COMPANY TAX CONSIDERATIONS........................................................................................    22
POLICY VALUE......................................................................................................    22
   Determination of the Policy Value..............................................................................    22
   Units and Unit Values..........................................................................................    22
   Transfers of Policy Value......................................................................................    24
   Telephone Transfers............................................................................................    25
   Dollar Cost Averaging..........................................................................................    25
   Asset Allocation Balancer Transfers............................................................................    25
POLICY LOANS......................................................................................................    25
   Maximum Loanable Amount........................................................................................    25
   Effect of Policy Loans.........................................................................................    25
   Interest Charged on Policy Loans...............................................................................    25
   Loan Account...................................................................................................    26

POLICY SURRENDER AND PARTIAL WITHDRAWALS..........................................................................    27
   Policy Surrender...............................................................................................    27
   Partial Withdrawals............................................................................................    27
LAPSE AND REINSTATEMENT...........................................................................................    27
   Lapse..........................................................................................................    27
   Reinstatement..................................................................................................    28
   Termination....................................................................................................    28
THE GENERAL ACCOUNT...............................................................................................    28
   Fixed Account..................................................................................................    28
OTHER PROVISIONS OF THE POLICY....................................................................................    29
   Assignment of Rights...........................................................................................    29
   Beneficiary....................................................................................................    29
   Incontestability...............................................................................................    29
   Misstatement of Age or Sex.....................................................................................    29
   Suicide Exclusion..............................................................................................    29
   Supplementary Benefits.........................................................................................    29
TAX TREATMENT OF THE POLICY.......................................................................................    30
OTHER INFORMATION.................................................................................................    34
   Payment of Proceeds............................................................................................    34
   Reports to Policyowners........................................................................................    34
   Distribution of the Policies...................................................................................    35
   Responsibilities Assumed By Manulife New York, Manulife USA and Manulife Financial Securities..................    35
   Voting Rights..................................................................................................    35
   Substitution of Portfolio Shares...............................................................................    35
   Records and Accounts...........................................................................................    36
   State Regulations..............................................................................................    36
   Litigation.....................................................................................................    36
   Further Information............................................................................................    36
   Officers and Directors.........................................................................................
   APPENDIX A - DEFINITIONS.......................................................................................   A-1
   APPENDIX B - SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS...................   B-1
   APPENDIX C- AUDITED FINANCIAL STATEMENTS.......................................................................


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD NOT BE LAWFUL. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

RISKS/BENEFITS SUMMARY

         BENEFIT

         Some of the benefits of purchasing the Policy are described below.


DEATH BENEFIT PROTECTION. This prospectus describes variable life insurance policy, which provides for a death benefit payable to the beneficiary of the Policy upon the death of the insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.



TAX DEFERRED ACCUMULATION. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.



INVESTMENT OPTIONS. In addition to the Fixed Account, the Policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the Manufacturers Investment Trust prospectus that accompanies this prospectus.



FLEXIBILITY. You are able to select, monitor, and change investment choices within your policy.



ACCESS TO YOUR POLICY VALUES. Variable life insurance offers access to Policy Value. You may borrow against your Policy, or surrender all, or a portion of your policy through a partial withdrawal. However, if the Policy is a MEC, any withdrawal (including a loan) may be taxable.

         RISKS

         Some of the risks of purchasing the Policy are described below.


FLUCTUATING INVESTMENT PERFORMANCE. Policy Values invested in a sub-account are not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account's objective and risk is found in the Manufacturers Investment Trust prospectus which is accompanies this prospectus. You should review this prospectus carefully before allocating Policy Value to any sub-accounts.



UNSUITABLE FOR SHORT-TERM INVESTMENT. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.



POLICY LAPSE. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount and if investment results are less favorable than anticipated or if extensive policy loans are taken, unless the Policy is covered by the Lapse Protection Benefit A Policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the Policy may be treated as ordinary income subject to tax.



DECREASING DEATH BENEFIT. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.



ADVERSE CONSEQUENCES OF EARLY SURRENDER. There are surrender charges assessed if you surrender your Policy in the first 10 years from the purchase of the Policy. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the Policy is surrendered.



ADVERSE TAX CONSEQUENCES. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.


Except for certain Policies issued in exchange for a policy which is not a modified endowment contract (a "MEC"), the Policy will be treated as a MEC for Federal income tax purposes. As a result, any loan, partial withdrawal, assignment, pledge, lapse or surrender of the Policy (or any loan, partial withdrawal, assignment or pledge of the Policy within two years before the Policy becomes a MEC) may be subject to income tax and a 10% penalty tax.

FEE TABLE

The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options.

                                TRANSACTION FEES


-------------------------------------------------------------------------------------------------------------------------------
    Charge                                When Charge Is Deducted                           Amount Deducted
-------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                             Upon transfer                    $25 (only applies to transfers in excess of 12 in a
                                                                           Policy Year)
-------------------------------------------------------------------------------------------------------------------------------
Maximum          Surrender                Upon withdrawal, surrender or    10%*
Charge (Load)                             Policy lapse
-------------------------------------------------------------------------------------------------------------------------------



*The Total amount of the surrender charge is determined by multiplying the amount withdrawn or surrendered in excess of the free withdrawal amount by the applicable surrender charge percentage. The maximum Surrender Charge is 10% in Policy Year 1. The Surrender Charge for Policy Years 2 and greater are set forth below.



If necessary, the Company will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all premium loads, the administration fees and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.



------------------------------
Policy Year      Surrender
                  Charge
------------------------------
     1            10.00%
------------------------------
     2             9.00%
------------------------------
     3             8.00%
------------------------------
     4             7.00%
------------------------------
     5             6.00%
------------------------------
     6             5.00%
------------------------------
     7             4.00%
------------------------------
     8             3.00%
------------------------------
     9             1.50%
------------------------------
    10+            0.00%
------------------------------


The next table described the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the Policy, not including fees and expenses of the portfolios of Manufacturers Investment Trust, the underlying variable investment options for your Policy.

             ANNUAL CHARGES OTHER THAN THOSE OF THE TRUST PORTFOLIOS


-----------------------------------------------------------------------------------------------------------------------------
CHARGE                                      WHEN CHARGE IS DEDUCTED                           AMOUNT DEDUCTED[#]
-----------------------------------------------------------------------------------------------------------------------------
Cost of Insurance*                                 Monthly
-----------------------------------------------------------------------------------------------------------------------------
  Minimum and Maximum                                                                 The possible range of the cost of
Charge                                                                                insurance is from $0 to $83.33 per
                                                                                      $1,000 of the net amount at risk.
-----------------------------------------------------------------------------------------------------------------------------
  Charge for a Representative                                                         $0.18 per $1,000 of the net
  Policyowner (a 55 year old                                                          amount at risk
preferred non-smoking male)
-----------------------------------------------------------------------------------------------------------------------------
Premium Load                                       Monthly                            0.03% of Policy Value
                                                                                      (equivalent to 0.36% annually)
                                                                                      during the first 10 Policy Years**
-----------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Fees                    Monthly                            In Policy Years 1-10 the charge is
                                                                                      0.08% monthly (0.900% annually)***
-----------------------------------------------------------------------------------------------------------------------------
Administrative Fees                                Monthly                            $7.50 plus 0.10% monthly (equivalent to
                                                                                      0.12% annually)
-----------------------------------------------------------------------------------------------------------------------------
Loan Interest Rate (Net)                          Annually
-----------------------------------------------------------------------------------------------------------------------------
     Preferred Loans                                                                  0%
-----------------------------------------------------------------------------------------------------------------------------
     Nonpreferred Loans                                                               2.00%
-----------------------------------------------------------------------------------------------------------------------------


*The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular Policyowner will pay. Information regarding your individual cost of insurance charges may be found in your Policy.

..**If additional premium payments are made, the 0.03% premium load for a particular payment is deducted from the Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment.



***Thereafter the charge is 0.03% monthly (0.30% annually).



#All figures are rounded to two decimal places.


The next table described the fees and expenses of the portfolios of Manufacturers Investment Trusts that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning each portfolio's fees and expenses is contained in the prospectus for Manufacturers Investment Trust.

  ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS OF MANUFACTURERS INVESTMENT TRUST
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


-----------------------------------------------------------------------------------------------------------------
                        CHARGE                                                                MINIMUM    MAXIMUM
-----------------------------------------------------------------------------------------------------------------
Expenses that are deducted from portfolio assets, including advisory fees,                     0.55%      1.57%
Rule 12b-1 fees and Other Expenses
-----------------------------------------------------------------------------------------------------------------


POLICY SUMMARY

GENERAL

This Policy may be issued either as a modified single premium variable life insurance policy or as a modified single premium survivorship variable life insurance policy. We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage.

DEATH BENEFITS

The Policy provides a death benefit. The death benefit is the FACE AMOUNT OF THE POLICY at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due).

PREMIUMS

The Policy permits the payment of a large initial premium. The initial premium must be 100% of the Guideline Single Premium (based on Face Amount). The minimum single premium is $25,000. Additional premiums will be accepted only under certain conditions as stated under "Premium Payments - Subsequent Premiums." Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our general account (the "Fixed Account") and the sub-accounts of the Separate Account of the Company. You (the policyowner) may change your allocation instructions at any time. You may also transfer amounts among the accounts.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

POLICY LOANS

You may borrow an amount not to exceed 90% of your Policy's Net Cash Surrender Value. Loan interest at a rate of 6.00% is due on each Policy Anniversary. Preferred interest rates are also available in the case of loans on amounts that represent Earnings on the Policy. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death, or upon surrender. Policy loans may have tax consequences. See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a loan from the Policy.

SURRENDER AND PARTIAL WITHDRAWALS

You may make a partial withdrawal of your Policy Value. A partial withdrawal will result in a reduction in the Face Amount of the Policy. A partial withdrawal may result in a surrender charge if made during the Surrender Charge Period.

You may surrender your Policy for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less the sum of (a) Surrender Charges, (b) outstanding Monthly Deductions due, and (c) Policy Debt.

See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a surrender of, or partial withdrawal from, the Policy.

LAPSE AND REINSTATEMENT

Unless the Lapse Protection Benefit is in effect, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A Policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value.

A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. However, in the case of a Survivorship Policy, the Policy may not be reinstated if any of the Life Insureds have died since the Policy lapsed. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."

See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a lapse and reinstatement of the Policy.

TAXATION OF POLICY BENEFITS

         Characterization of a Policy as a MEC.

Section 7702A of the Internal Revenue Code of 1986 (the "Code") establishes a class of life insurance contracts designated as Modified Endowment Contracts ("MECs"), which applies to Policies entered into or materially changed after June 20, 1988. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay test"). A Policy that is not already a MEC may become one if there is a "material change" in its benefits or other provisions. A material change starts a new seven-year testing period. The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and the Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. In general, this Policy will constitute a MEC unless:

(1) it was received in exchange for another life insurance policy which was not a MEC,

(2) no premium payments (other than the exchanged policy) are paid into the Policy during the first seven Policy years, and

(3) the death benefit on the new Policy is not less than the death benefit on the exchanged policy.

If the death benefit on the new policy is less than the death benefit on the exchanged policy, the new policy may become a MEC if (1) the exchanged policy was, at the time of the exchange, subject to the MEC rules, (2) premium payments had been made to the old policy after it had become subject to the MEC rules, and (3) the exchanged policy was in a seven-pay test period at the time of exchange or, in the case of a Survivorship Policy, the Policy was issued (or deemed issued) after September 13, 1989.

In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven Policy years.

         Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Policy value exceeds the investment in the Policy. The amount of any loan (including unpaid interest thereon) under the Policy will be treated as a withdrawal from the Policy for tax purposes. In addition, if you assign or pledge any portion of the value of a Policy (or agree to assign or pledge any portion), such portion will be treated as a withdrawal from the Policy for tax purposes. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy which is a MEC, you should consult a qualified tax adviser.

         MEC Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made
(1) after you attain age 59 1/2, (2) because you have become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over your life (or the joint lives or life expectancies of you and your beneficiary, as defined in the tax law).

         For further information regarding the tax treatment of Policies that are MECs, see "Tax Treatment of the Policy - Tax Treatment of Policy Benefits."

CHARGES AND DEDUCTIONS

We assess certain charges and deductions in connection with the Policy. These include:

         - charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses and tax loads,

         -        charges deducted from premiums paid, and

         - charges assessed on surrender, lapse or withdrawal of Net Cash Surrender Value.

These charges are summarized in the Table of Charges and Deductions. Unless you otherwise specify and we allow, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risks charge will only be allocated among the Investment Accounts.

In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

INVESTMENT OPTIONS AND INVESTMENT ADVISERS

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of our Separate Account B. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust.

The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940.

The Trust also employs subadvisers. The Table of Investment Options and Investment Advisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including Internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial consultant.

INVESTMENT MANAGEMENT FEES AND EXPENSES

                           The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.

TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

         The Trust currently has the following subadvisers who manage the portfolios of the Trust which are investment options for this contract, one of which is MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)"). Both MSS and MFC Global (U.S.A.) are affiliates of ours.


        SUBADVISER                                                     PORTFOLIO
A I M Capital Management, Inc.                                  All Cap Growth Trust
                                                                Aggressive Growth Trust
                                                                Mid Cap Core Trust(D)

Capital Guardian Trust Company                                  Small Company Blend Trust
                                                                U.S. Large Cap Trust
                                                                (formerly, U.S. Large Cap Value Trust)
                                                                Income & Value Trust
                                                                Diversified Bond Trust

Davis Advisors                                                  Financial Services Trust
                                                                Fundamental Value Trust]

Deutsche Asset Management, Inc.                                 Real Estate Securities Trust
                                                                Dynamic Growth Trust
                                                                All Cap Core Trust
                                                                Lifestyle Trusts(A)

Deutsche Asset Management                                       International Stock Trust
   Investment Services Ltd.

Fidelity Management & Research Company                          Strategic Opportunities Trust
                                                                Large Cap Growth Trust
                                                                Overseas Trust

Franklin Advisers, Inc.                                         Emerging Small Company Trust

INVESCO Funds Group, Inc.                                       Telecommunications Trust
                                                                Mid Cap Growth Trust

Jennison Associates LLC                                         Capital Appreciation Trust

Lord, Abbett & Co.                                              Mid Cap Value Trust
                                                                All Cap Value Trust

Mercury Advisors(C)                                             Large Cap Value Trust(D)

MFC Global Investment Management (U.S.A.) Limited               Pacific Rim Emerging Markets Trust
                                                                Quantitative Equity Trust
                                                                Quantitative Mid Cap Trust
                                                                Quantitative All Cap Trust(D)
                                                                Emerging Growth Trust(D)
                                                                Money Market Trust
                                                                Index Trusts
                                                                Lifestyle Trusts(A)
                                                                Balanced Trust

Massachusetts Financial Services Company                        Strategic Growth Trust
                                                                Strategic Value Trust
                                                                (formerly, Capital Opportunities Trust)
                                                                Utilities Trust

Munder Capital Management                                       Internet Technologies Trust
                                                                Small Cap Opportunities Trust(D)

Pacific Investment Management Company                           Global Bond Trust
                                                                Total Return Trust
                                                                Real Return Bond Trust(D)

Putnam Investment Management, L.L.C.                            Mid Cap Opportunities Trust
                                                                Global Equity Trust

Salomon Brothers Asset Management Inc                           U.S. Government Securities Trust
                                                                Strategic Bond Trust
                                                                Special Value Trust(D)
                                                                High Yield Trust

T. Rowe Price Associates, Inc.                                  Science & Technology Trust
                                                                Small Company Value Trust
                                                                Health Sciences Trust
                                                                Blue Chip Growth Trust
                                                                Equity-Income Trust

Templeton Investment Counsel, Inc.                              International Value Trust
                                                                International Small Cap Trust

UBS Global Asset Management                                     Global Allocation Trust
(formerly, Brinson Advisors, Inc.)                              (formerly, Tactical Allocation Trust)

Wellington Management Company, LLP                              Growth & Income Trust
                                                                Investment Quality Bond Trust
                                                                Mid Cap Stock Trust
                                                                Natural Resources Trust(D)

Van Kampen(B)                                                   Value Trust



-----------------



(A) Deutsche] Asset Management, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited regarding management of the Lifestyle Trusts.



(B) Morgan Stanley Investment Management Inc. ("MSIM") is the sub-adviser to the Value Trust. MSIM does business in certain instances (including its role as the sub-adviser to the Value Trust) using the name "Van Kampen." MSIM also does business under the name "Miller Anderson." Prior to May 1, 2003, Miller Anderson was named as] the subadviser to the Value Trust.



(C) Fund Asset Management, L.P. is the sub-adviser to the Large Cap Value Trust. Fund Asset Management does business in certain instances (including its role as the sub-adviser to the Large Cap Value Trust) using the name "Mercury Advisors."



(D) Available for sales May 5, 2003.

GENERAL INFORMATION ABOUT MANULIFE NEW YORK, RATINGS, THE SEPARATE ACCOUNT AND THE TRUST


MANULIFE NEW YORK

         We are a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("MANULIFE USA"), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan with its principal office located at 73 Tremont Street, Boston, Massachusetts 02108. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

         The Manufacturers Life Insurance Company of New York's financial ratings are as follows:

A++ A.M. Best
Superior companies have a very strong ability to meet their obligations; 1st category of 16

AA+ Fitch
Very strong capacity to meet policyholder and contract obligations; 2nd category of 22

AA+ Standard & Poor's
Very strong financial security characteristics; 2nd category of 21

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to the Company as a measure of Manulife New York's ability to honor the death benefit, fixed account guarantees and no lapse guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

THE SEPARATE ACCOUNT

The Company established The Manufacturers Life Insurance Company of New York Separate Account B ("Separate Account") on May 6, 1997, subject to approval by the Superintendent of Insurance of New York. The Separate Account holds assets that are segregated from all of Manulife New York's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT

The Company is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of the Company. The Company will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable life insurance policies are general corporate obligations of the Company.

REGISTRATION

The Separate Account is registered with the SEC under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of the Company.

THE TRUST

Each sub-account of the Separate Account will purchase Series I shares (formerly referred to as "Class A shares") only of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. Each of the Trust portfolios, except the Lifestyle Trusts, are subject to a Rule 12b-1 fee of .15% of a portfolio's Series I net assets. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for the Company to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The Trust shares are issued to fund benefits under both variable annuity policies and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. The Company may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

ELIGIBLE PORTFOLIOS

The Portfolios of the Trust available under the Policies are as follows:


The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing, under normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.



The INTERNET TECHNOLOGIES TRUST seeks long-term capital appreciation by investing the portfolio's assets primarily in companies engaged in Internet-related business (such businesses also include Intranet-related businesses).


The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.


The TELECOMMUNICATIONS TRUST seeks capital appreciation (with earning income as a secondary objective) by investing, under normal market conditions, primarily in equity securities of companies engaged in the telecommunications sector, that is, in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies.


The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").


The EMERGING GROWTH TRUST (available for sale May 5, 2003) seeks superior long-term rates of return through capital appreciation by investing, under normal circumstances, primarily in high quality securities and convertible instruments of small-cap U.S. companies.


The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index* ("small cap stocks") at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.


The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing in stocks and other equity securities of medium-sized U.S. companies with strong growth potential.



The MID CAP GROWTH TRUST seeks capital appreciation by investing primarily in common stocks of mid-sized companies - those with market capitalizations between $2.5 billion and $15 billion at the time of purchase.



The MID CAP OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, primarily in common stocks and other equity securities of U.S. mid-size companies.

The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant capital appreciation potential.


The NATURAL RESOURCES TRUST (available for sale May 5, 2003) seeks long-term total return by investing, under normal market conditions, primarily in equity and equity-related securities of natural resource-related companies worldwide.



The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.



The STRATEGIC OPPORTUNITIES TRUST seeks growth of capital by investing primarily in common stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a combination of both.


The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 65% (80% after July 31, 2002) of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.





The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing in stocks and other securities with equity characteristics of companies located in the developed countries that makeup the MSCI EAFE Index.



The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in non-U.S. securities. The portfolio expects to invest primarily in equity securities.



The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in the common stock of companies located outside the U.S. which have total stock market capitalization or annual revenues of $1.5 billion or less ("small company securities").


The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.




The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its total assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.


The MID CAP CORE TRUST (available for sale May 5, 2003) seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies.


The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in at least three different countries, including the U.S. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies that the subadviser believes are undervalued.

The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.


The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospectus. These companies are generally medium-to-large capitalization companies.

The QUANTITATIVE ALL CAP TRUST (available for sale May 5, 2003) to seek long-term growth of capital by investing, under normal circumstances, primarily in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.



The ALL CAP CORE TRUST (formerly, Growth Trust) seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within the Russell 3000 Index[*].


The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations.




The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.


The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing, under normal market conditions, at least 80% of the portfolio's total assets in the common stocks of large and medium-sized blue chip growth companies. Many of the stocks in the portfolio are expected to pay dividends.



The U.S. LARGE CAP TRUST (formerly, U.S. Large Cap Value Trust) seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.



The STRATEGIC VALUE TRUST (formerly, Capital Opportunities Trust) seeks capital appreciation by investing, under normal market conditions, at least 65% of its net assets in common stocks and related securities of companies which the subadviser believes are undervalued in the market relative to their long term potential.



The LARGE CAP VALUE TRUST (available for sale May 5, 2003) seeks long-term growth of capital by investing, under normal market conditions, primarily in a diversified portfolio of equity securities of large cap companies located in the U.S.


The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies.


The SMALL CAP OPPORTUNITIES TRUST (available for sale May 5, 2003) seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.



The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index* at the time of purchase.



The SPECIAL VALUE TRUST (available for sale May 5, 2003) seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index.



The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of roughly $500 million to $10 billion.

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index.



The ALL CAP VALUE TRUST seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.



The EQUITY INDEX TRUST seeks to achieve investment results which approximate the aggregate total return of publicly traded common stocks which are included in the Standard & Poor's 500 Composite Stock Price Index. (The Equity Index Trust is available only for policies issued for applications dated prior to May 1,
2000).


The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.




The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

The BALANCED TRUST seeks current income and capital appreciation by investing the portfolio's assets in a balanced portfolio of (i) equity securities and (ii) fixed income securities.


The GLOBAL ALLOCATION TRUST (formerly, Tactical Allocation Trust) seeks total return, consisting of long-term capital appreciation and current income, by investing in equity and fixed income securities of issuers located within and outside the U.S.


The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.


The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.



The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing in a diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.


The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

The REAL RETURN BOND TRUST (available for sale May 5, 2003) seeks maximum return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments and by corporations.


The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.


The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index*.



The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE
Index")*.



The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index*.



The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index*.



The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index*.


The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

         *"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" and "Russell 2000(R) Growth" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

ISSUING A POLICY

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

Policies may be issued on a basis which does not take into account the insured's sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 20 through 90.

Under current underwriting rules, which are subject to change, proposed insureds are eligible for simplified underwriting without a medical examination if their application responses and initial payment meet simplified underwriting standards. Customary underwriting standards will apply to all other proposed insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the insured according to the following table. Simplified Underwriting is not available for additional premium payments.

                   SIMPLIFIED UNDERWRITING
 AGE*              MAXIMUM INITIAL PAYMENT
------------------------------------------
20-29                    $ 30,000
30-39                    $ 60,000
40-49                    $100,000
50-74                    $150,000
75-90                    $100,000

*In the case of a Survivorship Policy, the youngest of the Life Insured.

Each Policy has a Policy Date, an Effective Date and an Issue Date (See "Definitions" in Appendix A).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Incontestability are measured.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

(i) the Policy Date and the Effective Date will be the date the Company receives the check at its service office, and

(ii)     the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Issue Date, and the policyowner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the Policy will be canceled and any partial premiums paid will be returned to the applicant.

MINIMUM INITIAL FACE AMOUNT

The Company will generally issue a Policy only if it has a Face Amount that corresponds to an initial premium of at least $25,000.

BACKDATING A POLICY

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated more than six months before the date of the application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated.

The initial premium paid plus interest credited beginning on the date on which the premium was received, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions once the Right to Examine period has expired.

TEMPORARY INSURANCE AGREEMENT

In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the Life Insured meets the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional risk rating assigned to it.

RIGHT TO EXAMINE THE POLICY

A Policy may be returned for a refund of the premium within 10 days after the policy is received. The Policy can be mailed or delivered to the Manulife New York agent who sold it or to the Manulife New York Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, Manulife New York will refund any premium paid. Manulife New York reserves the right to delay the refund of any premium paid by check until the check has cleared.

If the Policy is purchased in connection with a replacement of an existing policy (as defined below), the policyowner may also cancel the Policy by returning it to the Service Office or the Manulife New York agent who sold it at any time within 60 days after receipt of the Policy. Within 10 days of receipt of the Policy by the Company, the Company will refund the premium to the policyowner. In the case of a replacement of a policy issued by a New York insurance company, the policyowner may have the right to reinstate the prior policy. The policyowner should consult with his or her attorney or the Manulife New York agent regarding this matter prior to purchasing the new Policy.


Replacement of an existing life insurance policy generally is defined as the purchase of a new life insurance policy in connection with (a) the lapse, surrender or change of, or borrowing from, an existing life insurance policy or
(b) the assignment to a new issuer of an existing life insurance policy. This description, however, does not necessarily cover all situations which could be considered a replacement of existing life insurance policy. Therefore, a policyowner should consult with his or her Manulife New York agent or attorney regarding whether the purchase of a new life insurance policy is a replacement of an existing life insurance policy.

The Company reserves the right to delay the refund of any premium paid by check until the check has cleared.

LIFE INSURANCE QUALIFICATION

A Policy must qualify as a life insurance policy for purposes of Section 7702 of the Code by satisfying the Guideline Premium Test.

GUIDELINE PREMIUM TEST

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the Policy may affect the maximum amount of premiums, such as:

         -        Change in Risk Classification

         -        Partial Withdrawals

         -        Addition or deletion of supplementary benefits

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit (as described below under "Death Benefit").

DEATH BENEFITS

If the Policy is in force at the time of the death of the Life Insured, the Company will pay an insurance benefit on receiving due proof of death. For a Survivorship Policy, due proof of death must be provided for each of the Life Insureds although the insurance benefit is payable on the death of the last to die of the Life Insured. If the Life Insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.

The amount payable will be the death benefit, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment.

DEATH BENEFIT

The death benefit is the Face Amount of the Policy at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due).

MINIMUM DEATH BENEFIT

The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured in the case of a Single Life Policy (or the youngest of the Life Insureds in the case of a Survivorship Policy). The Minimum Death Benefit Percentages are set forth in the Policy.

Therefore, the death benefit will always be at least equal to the Face Amount of the Policy. However, if there is a sufficient increase in Policy Value such that the Policy Value times the applicable Minimum Death Benefit Percentage is greater than the Face Amount, the death benefit will be greater than the Face Amount.

LAPSE PROTECTION BENEFIT

The Lapse Protection Benefit protects the Policy from going into default. As long as this benefit is in force and any outstanding Policy Debt is less than the Cash Surrender Value, the Policy will not go into default.

The Lapse Protection Benefit Period is indicated on the policy information page of the Policy and depends on the age of the Life Insured at issuance of the Policy (in the case of a Survivorship Policy, based on the age of the older Life Insured at issuance of the Policy). The Lapse Protection Benefit Period for each age at issue is set out below.

Age at Issuance of the Policy             Lapse Protection Benefit Period (Number of Years
-----------------------------             ------------------------------------------------
         20-29                                                35

         30-39                                                30

         40-49                                                25

         50-59                                                20

         60-69                                                15

         70-84                                                10

         85-90                                                 8

FACTORS THAT AFFECT THE DEATH BENEFIT

In the case of the Minimum Death Benefit, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Benefit Summary." These factors do not affect the Face Amount of the Policy. The death benefit will be the Face Amount of the Policy or, if greater, the Minimum Death Benefit.

MATURITY DATE

Provided that the Policy is in force and the Life Insured is alive (or the last to die of the Life Insured in the case of a Survivorship Policy), the Company will pay the policyowner the Net Cash Surrender Value calculated as of the Maturity Date.

PREMIUM PAYMENTS

INITIAL PREMIUMS

The Policy permits the payment of a large initial premium and, subject to the restrictions described below, additional premiums. The minimum initial premium is $25,000. The initial premium must be 100% of the Guideline Single Premium (based on Face Amount selected by the policyowner).

No premium will be accepted prior to receipt of a completed application by the Company. The initial premium received will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust until the Right to Examine period has expired.

(a) while there is an outstanding Policy Debt, any additional premium payment will be applied first to repay the loan;

(b) Face Amount increases are not permitted in connection with additional premiums (Therefore, the total of all premiums paid for a Policy may not exceed the greater of 100% of the Guideline Single Premium or the sum of the Guideline Annual Premiums for the Face Amount of the Policy);

(c) the Company may refuse or refund any premium payment (or any portion of such premium payment) that would cause the Policy to fail to qualify as life insurance under Section 7702 of the Code, and

(d) additional premiums may require evidence of insurability on the Life Insured satisfactory to the Company unless the additional premium is applied to repay a loan.

The Company will add additional premiums to the Policy Value as of the Business Day it receives the additional premium at its Service Office unless evidence of insurability is required in which case the additional premium will be added to Policy Value as of the Business Day the Company's underwriters approve the additional premium.

PREMIUM ALLOCATION

At the end of the period you have the Right to Examine the policy, the Net Premiums paid plus any interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions.

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. A policyowner may also change premium allocation by telephone if he or she has a currently valid authorization form on file with the Company.

MAXIMUM PREMIUM LIMITATION

The Policy is issued under the Guideline Premium Test which requires that in no event may the total of all premiums paid exceed the then current maximum premium limitations established by Federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

CHARGES AND DEDUCTIONS

TAX LOAD

A tax load of 0.030% of Policy Value is deducted monthly (equivalent to 0.360% annually) for the 10 Policy Years. If additional premium payments are made, the 0.030% tax load for a particular premium payment is deducted from the amount of Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment. For example, if:

-        the initial premium payment is $100,000,

-        an additional premium payment of $50,000 is made in Policy Year 7, and

- the Policy Value at the time the additional premium payment is made is $200,000 (including the additional premium payment),

then 0.030% will be deducted from 75% of Net Policy Value in Policy Years 7 through 10 and an additional 0.030% will be deducted from 25% of Net Policy Value in Policy Years 7 through 16.

Unless otherwise allowed by the Company and specified by the policyowner, the tax load will be allocated among the Investment Accounts and the Fixed Account in the Policy in the same proportion as the Policy Value in each bears to the Net Policy Value.

The tax load is paid to the Company and is designed to cover a portion of the Company's acquisition and sales expenses and premium and federal DAC taxes.

SURRENDER CHARGES

During the Surrender Charge Period, the Company will deduct a Surrender Charge if:

         -        the Policy is surrendered for its Net Cash Surrender Value,

         -        a partial withdrawal is made (above the Free Withdrawal
                  Amount), or

         -        the Policy terminates due to default.

                           Unless otherwise allowed by the Company and specified by the policyowner, the surrender charge is deducted from the amount to be paid to the policyowner upon surrender or lapse of the Policy or if a partial withdrawal is made.

The surrender charge, together with a portion of the tax load, are paid to the Company and are designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

SURRENDER CHARGE CALCULATION

The Surrender Charge is determined by multiplying the amount withdrawn or surrendered in excess of the Free Withdrawal Amount by the applicable total Surrender Charge percentage shown in the table below.

Policy Year      Surrender Charge
-----------      ----------------
   1                 10.00%
   2                  9.00%
   3                  8.00%
   4                  7.00%
   5                  6.00%
   6                  5.00%
   7                  4.00%
   8                  3.00%
   9                  1.50%
   10+                0.00%

                           If necessary, we will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all tax loads, the administration charges and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.

                           We will allocate the deduction of the Surrender Charge for a withdrawal to the Fixed Account and the Investment Accounts in the same proportion that the withdrawal from each account bears to the total withdrawal. If the withdrawal plus the Surrender Charge allocated to a particular account are greater than the value of that account, we will reduce the portion of the withdrawal allocated to that account. We will reduce the allocated portion so that the withdrawal plus the charge allocated to the account equals the value of the account. If the amount in all accounts is not sufficient to pay the Surrender Charge, we will reduce the amount of the withdrawal.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

         Free Withdrawal Amount

A portion of the Net Cash Surrender Value may be withdrawn without being subject to a Surrender Charge (the "Free Withdrawal Amount"). The Free Withdrawal Amount is the greater of 10% of the total premiums or 100% of Earnings. In determining what, if any, portion of a partial withdrawal is in excess of the Free Withdrawal Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.

MONTHLY CHARGES

On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the Maturity Date. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These charges consist of:

         -        a tax load, if applicable;

         -        an administration charge;

         -        a charge for the cost of insurance;

         -        a mortality and expense risks charge;

         - if applicable, a charge for any supplementary benefits added to the Policy.

Unless otherwise allowed by the Company and specified by the policyowner, the Monthly Deduction will be allocated among the Investment Accounts and the Fixed Account in the Policy in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risks charge will only be allocated among the Investment Accounts.

ADMINISTRATION CHARGE

This charge will be equal to $7.50 per Policy Month plus 0.010% of Net Policy Value deducted monthly (equivalent to 0.12% annually). The charge is paid to the Company and is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.

COST OF INSURANCE CHARGE

The monthly charge for the cost of insurance is paid to the Company and is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month.

The net amount at risk is equal to (a) minus (b) where:

         (a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

         (b)      is the Policy Value as of the first day of the Policy Month.

Since the net amount of risk is based on the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chose, payment of premiums and charges assessed.

The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and Risk Classification of the Life Insured. For a Survivorship Policy, the rates are determined for each of the Life Insureds on the basis described above and then are blended to produce a single cost of insurance rate.

Cost of insurance rates will generally increase with the age of the Life Insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Life Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables.

MORTALITY AND EXPENSE RISKS CHARGE

A monthly charge equal to a percentage of the value of the Investment Accounts is assessed against the Investment Accounts. This charge is to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risks assumed are that the Life Insured may live for a shorter period of time than the Company estimated. The expense risks assumed are that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

The charge varies by Policy Year as follows:

                             GUARANTEED MONTHLY MORTALITY                EQUIVALENT ANNUAL
                                        AND                            MORTALITY AND EXPENSE
POLICY YEAR                      EXPENSE RISKS CHARGE                       RISKS CHARGE
--------------------------------------------------------------------------------------------
   1-10                                0.075%                                 0.900%
     11+                               0.025%                                 0.300%

CHARGES FOR SUPPLEMENTARY BENEFITS

If the Policy includes Supplementary Benefits, a charge may apply to such Supplementary Benefit.

CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

INVESTMENT MANAGEMENT FEES AND EXPENSES

The investment management fees and expenses of the portfolios of Manufacturers Investment Trut, the underlying variable investment options for the Policy are set forth in the prospectus for the Trust which is included with this prospectus. These fess and expenses are also described above in the "Table of Investment Management Fees and Expenses."

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit policyowners of certain fixed life insurance policies issued by the Company to exchange their policies for the Policies described in this prospectus (and likewise, policyowners of policies described in this Prospectus may also exchange their Policies for certain fixed policies issued by the Company). Policyowners considering an exchange should consult their tax advisors as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS

At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes that the Company incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Return Summary."

INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by the Company. For a detailed description of the Fixed Account, see "The General Account - Fixed Account".

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to 4%. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

         (a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

         (b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day;

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE

At any time, a policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. (Transfers involving the Fixed Account are subject to certain limitations as noted below under "Transfers Involving Fixed Account.") Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.

The Company reserves the right to impose limitations on transfers, including the maximum amount that may be transferred. The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iv) in "Payment of Proceeds" occur. Transfer privileges are also subject to any restrictions that may be imposed by the Trust. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust.

While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

         (a)      within eighteen months after the Issue Date; or

         (b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

TRANSFER CHARGES

A policyowner may make up to twelve transfers each Policy Year free of charge. Additional transfers in each Policy Year may be made at a cost of $25 per transfer. This charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

TRANSFERS INVOLVING FIXED ACCOUNT

The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

TELEPHONE TRANSFERS

Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING

The Company will offer policyowners a Dollar Cost Averaging ("DCA") program. Under the DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program, although the Company reserves the right to institute a charge on 90 days' written notice to the policyholder. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS

Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date (or the last Policy Anniversary), the Company will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs the Company otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days' written notice to the policyowner.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

While this Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value of the Policy. The Policy serves as the only security for the loan. Policy loans may have tax consequences.

MAXIMUM LOANABLE AMOUNT

The Maximum Loanable Amount is 90% of the Policy's Net Cash Surrender Value.


EFFECT OF POLICY LOANS


A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a termination of the Lapse Protection Benefit since this benefit terminates if Policy Debt exceeds the Cash Surrender Value. Finally, a policy loan will affect the amount payable on the death of the Life Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

If the Policy is a MEC, then a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled "Tax Treatment of the Policy
- Policies Which Are MECs," and "Tax Treatment of the Policy - Policies Which Are Not MECs."

INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 6.00%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

The Policy will go into default at any time the Policy Debt exceeds the Cash Surrender Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT

         Nonpreferred Loans

Interest will be credited to amounts in the Loan Account at an effective annual rate of 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 2.00%. (The Loan Interest Credited Differential is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account.)

         Preferred Loans

Preferred interest rates are available in the case of loans of amounts that represent Earnings on the Policy ("Preferred loans").

Interest will be credited to amounts in the Loan Account at an effective annual rate of 6.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 0.00%.

The Company may change the Current Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

For a Policy that is not a MEC, the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law. In no event will the loan interest rate exceed the rate charged in the first ten Policy Years.

If the Policy is a MEC then, regardless of the loan interest credited differential, a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled "Tax Treatment of the Policy - Policies Which Are MECs," and "Tax Treatment of the Policy - Policies Which Are Not MECs."

LOAN ACCOUNT ADJUSTMENTS


On each Policy Anniversary the difference between the amount required in the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.


LOAN REPAYMENTS

Policy Debt may be repaid in whole or in part at any time prior to the death of the Life Insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums. Where permitted, when a portion of the Loan Account is allocated to the Fixed Account, the Company may require that any amounts paid to it be applied to outstanding loan balances.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. The Net Cash Surrender Value will be determined as of the end of the Business Day on which the Company receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate. See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a surrender of the Policy.

PARTIAL WITHDRAWALS

A policyowner may make a partial withdrawal of the Net Cash Surrender Value after the first Policy Anniversary. The minimum partial withdrawal amount is $500. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see "Charges and Deductions - Surrender Charges." See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a partial withdrawal from the Policy.

If the withdrawal would cause the Policy Value to fall below $25,000, we will treat the withdrawal request as a full surrender of the Policy.

Partial withdrawals will reduce the Net Cash Surrender Value as well as the Policy Value and, therefore, reduce the amount of Face Amount as described below.

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

A partial withdrawal will cause a reduction in Face Amount. The Face Amount will be reduced by an amount equal to (a) multiplied by (b) where:

(a)      is the Face Amount prior to the withdrawal; and

(b) is the Policy Value after the withdrawal, divided by the Policy Value prior to the withdrawal.

If the reduction in the Face Amount would require the return of premiums in order for the policy to qualify as life insurance under Section 7702 of the Code, or any other equivalent section of the Code, then we will return premiums, with interest, in the year of reduction, or in any subsequent year that the return of premiums is required. If necessary, we will also limit the amount of the withdrawal so that the Face Amount does not fall below the Face Amount associated with the minimum initial premium of $25,000. The decrease in Face Amount will be effective as of the date of the withdrawal.

LAPSE AND REINSTATEMENT

LAPSE

Unless the Lapse Protection Benefit is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A Policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value. The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the sum of (a) the monthly deductions due at the date of default and (b) the amount equal to the monthly deductions due to the later of the next Policy Anniversary or for at least three Policy Months. If the required payment is not received by the end of the grace period, the Policy will terminate with no value. See section entitled "Tax Treatment of the Policy - Lapse or Surrender" for a discussion of the potential Federal income tax implications of a lapse of the Policy.

DEATH DURING GRACE PERIOD

If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

REINSTATEMENT

A policyowner can, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

(a) In the case of a Survivorship Policy, the Policy may not be reinstated if any of the Life Insured have died since the Policy lapsed;

(b) Evidence of the Life Insured's insurability, satisfactory to the Company is provided to the Company; and

(c) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus an amount equal to the Monthly Deductions due until the next Policy Anniversary or for at least three Policy Months is paid.

If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner's request or the date the required payment is received at the Company's Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. See section entitled "Tax Treatment of the Policy - Lapse or Surrender" for a discussion of the potential Federal income tax implications of a lapse and subsequent reinstatement of the Policy. Any Policy Debt not paid upon termination of a Policy will be reinstated if the Policy is reinstated.

TERMINATION

The Policy will terminate on the earliest to occur of the following events:

(a) the end of the grace period for which the policyowner has not paid the amount necessary to bring the Policy out of default;

(b)      surrender of the Policy for its Net Cash Surrender Value;

(c)      the Maturity Date;

(d)      the death of the Life Insured.

THE GENERAL ACCOUNT

The general account of the Company consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of the Company have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

The Policy Value in the Fixed Account is equal to:

         (a)      the portion of the net premiums allocated to it; plus

         (b)      any amounts transferred to it; plus

         (c)      interest credited to it; less

         (d)      any charges deducted from it; less

         (e)      any partial withdrawals from it; less

         (f)      any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, the Company guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the general account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

ASSIGNMENT OF RIGHTS

The Company will not be bound by an assignment until it receives a copy of the assignment at its Service Office. The Company assumes no responsibility for the validity or effects of any assignment.

BENEFICIARY

One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes
- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the Life Insured's lifetime by giving written notice to Manulife New York in a form satisfactory to the Company. The change will take effect as of the date such notice is signed but will not apply to any payments made or actions taken by the Company prior to receiving such written notice. If the Life Insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, the Company will pay the insurance benefit as if the beneficiary had died before the Life Insured.

INCONTESTABILITY

The Company will not contest the validity of a Policy after it has been in force during the Life Insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Life Insured for two years from the date of such increase. If a Policy has been reinstated and been in force during the lifetime of the Life Insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX

If the stated age or sex, or both, of the Life Insured in the Policy are incorrect, the Company will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION

If the Life Insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

The Company reserves the right to obtain evidence of the manner and cause of death of the Life Insured.

SUPPLEMENTARY BENEFITS

Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including those providing a lapse protection benefit. More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deduction.

TAX TREATMENT OF THE POLICY

INTRODUCTION

The following discussion of the Federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

         This discussion does not address state or local tax consequences associated with the purchase of the Policy. In addition, THE COMPANY MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

THE COMPANY'S TAX STATUS

         The Company is taxed as a life insurance company under the Code. Since the operations of the Separate Account are a part of, and are taxed with, the operations of the Company, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Policy, but the operations of the Separate Account may reduce the Company's Federal income taxes. For example, the Company may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by Trust portfolios. The Company's use of these tax credits and deductions will not adversely affect or benefit the Separate Account. The Company does not anticipate that it will incur any Federal income tax liability attributable to such income and gains of the Separate Account, and therefore the Company does not intend to make any provision for such taxes. If the Company is taxed on investment income or capital gains of the Separate Account, then the Company may impose a charge against the Separate Account to make provision for such taxes. The Company's Federal tax liability is increased, however, in respect of the Policies because of the Federal tax law's treatment of deferred acquisition costs (for which the Company imposes a Federal tax charge) (see "CHARGES AND DEDUCTIONS").

TAXATION OF LIFE INSURANCE POLICIES IN GENERAL

TAX STATUS OF THE POLICY

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:

- The Policy must satisfy the definition of life insurance under Section 7702 of the Code.

- The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

- The Policy must be a valid life insurance contract under applicable state law.

- The Policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for Federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. Only the Guideline Premium Test is permitted under the Policy. The Guideline Premium Test requires a minimum death benefit and in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

With respect to a Policy that is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

STATE LAW

State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for Federal tax purposes.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

         The remainder of this discussion assumes that the Policy will be treated as a life insurance Policy for Federal tax purposes.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS

         In general, the amount of the death benefit payable from a Policy by reason of the death of the insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

         If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period

         Under existing provisions of the Code, except as described below, any increase in a policyowner's Policy value is generally not taxable to the policyowner unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death.

Lapse or Surrender

         Upon a lapse or surrender of the Policy, the amount received will be includible in the policyowner's income to the extent the amount received exceeds the "investment in the Policy." If there is any debt at the time of a lapse or surrender, such debt will be treated as an amount received by the policyowner. The "investment in the Policy" generally is the aggregate amount of premium payments and other consideration paid for the Policy, less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income (But see the discussion of MECs below). A subsequent reinstatement will not change this tax treatment of a surrendered or lapsed Policy.

Policies Which Are MECs

         Characterization of a Policy as a MEC. Section 7702A of the Code establishes a class of life insurance contracts designated as Modified Endowment Contracts ("MECs"), which applies to Policies entered into or materially changed after June 20, 1988. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay test"). A Policy that is not already a MEC may become one if there is a "material change" in its benefits or other provisions. A material change starts a new seven-year testing period. The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and the Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. In general, this Policy will constitute a MEC unless:

(1) it was received in exchange for another life insurance policy which was not a MEC,

(2) no premium payments (other than the exchanged policy) are paid into the Policy during the first seven Policy years, and

(3) the death benefit on the new Policy is not less than the death benefit on the exchanged policy.

If the death benefit on the new policy is less than the death benefit on the exchanged policy, the new policy may become a MEC if (1) the exchanged policy was, at the time of the exchange, subject to the MEC rules, (2) premiums payments had been made to the old policy after it had become subject to the MEC rules, and (3) the exchanged policy was in a seven-pay test period at the time of exchange or, in the case of a Survivorship Policy, the Policy was issued (or deemed issued) after September 13, 1989.

In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven Policy years.

         Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Policy value exceeds the investment in the Policy. The amount of any loan (including unpaid interest thereon) under the Policy will be treated as a withdrawal from the Policy for tax purposes. In addition, if the policyowner assigns or pledges any portion of the value of a Policy (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal from the Policy for tax purposes. The policyowner's investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy which is a MEC, a policyowner should consult a qualified tax advisor.

         Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made
(1) after the policyowner attains age 59 1/2, (2) because the policyowner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the policyowner (or the joint lives or life expectancies of the policyowner and his or her beneficiary, as defined in the tax law).

         Aggregation of Policies. All life insurance Policies which are MECs and which are purchased by the same person from the Company or any of its affiliates within the same calendar year will be aggregated and treated as one Policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includible in income. The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Policies Which Are Not MECs


         Tax Treatment of Withdrawals Generally. If the Policy is not a MEC (described above), the amount of any withdrawal from the Policy generally will be treated first as a non-taxable recovery of premium payments and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal See the next paragraph, which describes an exception to this rule).


         Certain Distributions Required by the Tax Law in the First 15 Policy Years. As indicated under "Payments," Section 7702 places limitations on the amount of premium payments that may be made and the Policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may result upon a decrease in the face amount, if withdrawals are made, and in certain other instances.

         Tax Treatment of Loans. If a Policy is not a MEC, a loan received under the Policy generally will be treated as indebtedness of the policyowner. As a result, no part of any loan under such a Policy will constitute income to the policyowner so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a policy lapses (or if all Policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in the policyowner's income.

Survivorship Policies

         Although the Company believes that the Policy, when issued as a Survivor Policy, complies with Section 7702 of the Code, the manner in which
Section 7702 should be applied to Survivor Policies is not directly addressed by
Section 7702. In the absence of final regulations or other guidance issued under
Section 7702 regarding this form of Policy, there is necessarily some uncertainty whether a Survivor Policy will meet the Section 7702 definition of a life insurance Policy. Prospective policyowners considering purchase of the Policy as a Survivor Policy should consult a qualified tax adviser.

         Where the policyowner of the Policy is the last surviving insured, the death proceeds will generally be includible in the policyowner's estate on his or her death for purposes of the Federal estate tax. If the policyowner dies and was not the last surviving insured, the fair market value of the Policy would be included in the policyowner's estate. In general, no part of the Policy value would be includible in the last surviving insured's estate if he or she neither retained incidents of policyownership at death nor had given up policyownership within three years before death.

Treatment of Maturity Benefits

         At the maturity date, the surrender value will be paid to the policyowner, and this amount will be includible in income to the extent the amount received exceeds the investment in the Policy

Actions to Ensure Compliance with the Tax Law

         The Company believes that the maximum amount of premium payments it has determined for the Policies will comply with the Federal tax definition of life insurance. The Company will monitor the amount of premium payments, and, if the premium payments during a Policy year exceed those permitted by the tax law, the Company will refund the excess premiums within 60 days of the end of the Policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. The Company also reserves the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the Federal tax definition of life insurance.

Other Considerations

         Changing the policyowner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change.

         Federal estate tax, state and local estate and inheritance tax, and other tax consequences of policyownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates valued at less than the "applicable exclusion amount" will not incur a Federal estate tax liability. The applicable exclusion amount for decedents dying in 2002 or 2003 is $1,000,000 and it increases in stages to $3,500,000 for persons dying in 2009. The estate tax is repealed for decedents dying in 2011, but it will be reinstated (with lower exclusion amounts) for deaths in 2011 and subsequent years unless Congress takes further action. In addition, an unlimited marital deduction may be available for Federal estate and gift tax purposes.

         If the policyowner (whether or not he or she is an insured) transfers ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation-skipping tax, the amount subject to tax being the value of the Policy. The generation-skipping tax provisions generally apply to transfers which would be subject to the gift or estate tax rules. Individuals are generally allowed an aggregate generation-skipping tax exemption of $1 million. For generation skipping transfers made dying after 1998 and before 2004, this exemption is indexed for inflation. In years after 2003 it equals the estate tax exemption amount, and the tax is repealed for transfers after 2009 (subject to reinstatement in 2011 absent further action by Congress).

         Because the Federal estate tax, gift tax, and generation skipping tax rules are complex, prospective Policyowners should consult a qualified tax adviser before using this Policy for estate planning purposes.

DISALLOWANCE OF INTEREST DEDUCTIONS

         The Policy generally will be characterized as a single premium life insurance Policy under Section 264 of the Code and, as a result, interest paid on any loans under the Policy will not be tax deductible, irrespective of whether the policyowner is an individual or a non-natural entity, such as a corporation or a trust. In addition, in the case of Policies issued to a non-natural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of policyownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance Policies which cover the life of an individual who is a 20-percent policyowner, or an officer, director, or employee of, a trade or business. Entities that are considering purchasing the policy, or entities that will be beneficiaries under a Policy, should consult a tax adviser.

FEDERAL INCOME TAX WITHHOLDING


         The Company will withhold and remit to the Federal government a part of the taxable portion of withdrawals made under a Policy unless the policyowner notifies the Company in writing at or before the time of the withdrawal that he or she elects not to have any amounts withheld. (The election of no withholding is available only if the policyowner is an individual and has provided to the Company a valid taxpayer identification number.) Regardless of whether the policyowner requests that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, the policyowner will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. The policyowner may also be required to pay penalties under the estimated tax rules, if the policyowner's withholding and estimated tax payments are insufficient to satisfy the policyowner's total tax liability.


OTHER INFORMATION

PAYMENT OF PROCEEDS

As long as the Policy is in force, the Company will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which:

(i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),

(ii)     trading on the New York Stock Exchange is restricted,

(iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or

(iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary, the Company will send the policyowner a statement showing, among other things:

         -        the amount of death benefit;

         - the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

         - the value of the units in each Investment Account to which the Policy Value is allocated;

         - the Policy Debt and any loan interest charged since the last report;

         - the premiums paid and other Policy transactions made during the period since the last report; and

         -        any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES

Manulife Financial Securities LLC ("Manulife Financial Securities"), whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108, acts as the principal underwriter of, and continuously offers, the Policies pursuant to an Underwriting and Distribution Agreement with Manulife New York. Manulife Financial Securities is an indirect wholly-owned subsidiary of MFC. Manulife Financial Securities is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers and is duly appointed and licensed as an insurance agent of Manulife New York. Manulife Financial Securities is a Delaware limited liability company, the managing member of which is Manulife USA. Manulife USA in its capacity as managing member is authorized to act on behalf of Manulife Financial Securities. The Policies will be sold by registered representatives of broker-dealers having distribution agreements with Manulife Financial Securities who are also licensed by the New York State Insurance Department and appointed with Manulife New York.

The Policies will be sold by registered representatives of broker-dealers having distribution agreements with Manulife Financial Securities who are also licensed by the New York State Insurance Department and appointed with Manulife New York. A registered representative will receive commissions not to exceed either (a) 7% of premiums in the first year or (b) 5.75% of premiums in the first year and ..25% of Net Policy Value annually beginning 19 months after issuance of the Policy.

RESPONSIBILITIES ASSUMED BY MANULIFE NEW YORK, MANULIFE USA AND MANULIFE FINANCIAL SECURITIES

The Company has entered into an agreement with Manulife Financial Securities pursuant to which Manulife Financial Securities will pay selling broker dealers commission and expense allowance payments subject to limitations imposed by New York Insurance Law. The Company will prepare and maintain all books and records required to be prepared and maintained by Manulife Financial Securities with respect to the Policies, and send all confirmations required to be sent by Manulife Financial Securities with respect to the Policies. The Company will pay Manulife Financial Securities for expenses incurred and services performed under the terms of the agreement in such amounts and at such times as agreed to by the parties.

Manulife USA has entered into a Service Agreement with us pursuant to which Manulife USA or its designee will provide to us all issue, administrative, general services and record keeping functions on our behalf with respect to all of our insurance policies including the Policies.

Finally, the Company may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.

VOTING RIGHTS

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio of the Trust. The Company is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, the Company will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by the Company in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable Federal securities laws or regulations change so as to permit the Company to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by the Company, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

The Company may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management policy. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that the Company reasonably disapproves such changes in accordance with applicable Federal regulations. If the Company does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES

It is possible that in the judgment of the management of the Company, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, the Company may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

The Company also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable Federal and state law.

RECORDS AND ACCOUNTS

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS

The Company is subject to the regulation and supervision by the New York Department of Insurance, which periodically examines its financial condition and operations. Regulation by the New York Insurance Department includes periodic examination of our financial position and operations, including contract liabilities and reserves. Regulation by supervisory agencies includes licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulation of the type and amounts of permitted investments. Our books and accounts are subject to review by the New York Insurance Department and other supervisory agencies at all times, and we file annual statements with these agencies.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

For further information you may also contact the Company's Home Office, the address and telephone number of which are on the first page of the prospectus.

The tables illustrating the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time set forth in the Statement of Additional Information.

The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information.

                                   APPENDIX A

                                   DEFINITIONS

Additional Rating

is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.

Age

on any date is the Life Insured's age on his or her nearest birthday. If no specific date is mentioned, Age means the Life Insured's age on the Policy Anniversary nearest to the birthday.

Attained Age

on any date is the Age at issue plus the number of whole years that have elapsed since the Policy Date. In the case of a Survivorship Policy, Attained Age is based on the youngest Life Insured at issue of the Policy.

Business Day

is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

Cash Surrender Value

is the Policy Value less the sum of (a) the Surrender Charge and (b) any outstanding Monthly Deductions due.

The Company (or "we," "us" or "our")

refers to The Manufacturers Life Insurance Company of New York.

Earnings

is an amount calculated in relation to a loan and free withdrawals. The amount is calculated as of the date the Company receives the request for the loan or the free withdrawal and is equal to the Policy Value less the sum of (a) the value of any Policy Debt and (b) total premiums paid.

Effective Date

is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. In either case, the Company will take the first Monthly Deduction on the Effective Date.

Fixed Account

is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

Guideline Single Premium

is the maximum premium that can be paid under the Guideline Premium Test (described under "Life Insurance Qualification") which will still allow the Policy to qualify as life insurance for tax purposes under Section 7702 of the Code.

Investment Account

is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

Issue Date

is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

Life Insured

is the person or persons whose life (or lives) is (are) covered by the Policy. In the case of a Survivorship Policy, all provisions of the Policy which are based on the death of the Life Insured will be based on the death of the last survivor of the persons so named and reference to the youngest of the Life Insured means the youngest person insured under the Policy when it is first issued.

Loan Account

is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Maturity Date

is the date shown in the Policy. In the case of a Single Life Policy, it is the Policy Anniversary nearest Attained Age 100 of the Life Insured. In the case of a Survivorship Policy, it is the Policy Anniversary nearest Attained Age 100 of the youngest of the Life Insured at issue.

Net Cash Surrender Value

is the Cash Surrender Value less the Policy Debt.

Net Policy Value

is the Policy Value less the value in the Loan Account.

Net Premium

is the gross premium paid less any charges deducted from each premium payment. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

Policy Date

is the date coverage takes effect under the Policy, provided the underwriting process has been completed to the Company's satisfaction and the Company has received the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt

as of any date equals (a) plus (b) plus (c) minus (d), where:

         (a) is the total amount of loans borrowed as of such date;

         (b) is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;

         (c) is any interest charges accrued from the last Policy Anniversary to the current date; and

         (d) is the total amount of loan repayments as of such date.

Policy Value

is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Single Life Policy

is a modified single premium variable life insurance policy offered on a single life basis under the Policy described in this Prospectus.

Separate Account

refers to Separate Account B of the Company.

Service Office Address

is P.O. Box 633, Niagara Square Station, Buffalo, New York 14201-0633.

Surrender Charge Period

is the period following the Issue Date during which the Company will assess surrender charges. Surrender charges will apply during this period if the Policy terminates due to default, if the policyowner surrenders the Policy or makes a partial withdrawal.

Survivorship Policy

is a modified single premium survivorship variable life insurance policy offered on a survivorship basis under the Policy described in this Prospectus.

Written Request

is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

[back cover]

Additional information about the Policy is also contained in the Statement of Additional Information ("SAI") dated the same date as this Prospectus. The SAI is incorporated by reference into this Prospectus. The SAI is available upon request, without charge, by calling the following (888) 267-7784. This toll-free number may also be used to request other information about the Policy and to make contract owner inquiries.

         Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at (202) 942-8090. Reports and other information about the Policy are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.


         The Registrant's Investment Company and 1933 Act File Numbers are 811-8329 and 333-33504, respectively.

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT B

                                       OF

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

            A MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

         This Statement of Additional Information is not a Prospectus. It contains information in addition to that described in the Prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. The Prospectus may be obtained by writing The Manufacturers Life Insurance Company of New York at the mailing address of the Service Office at P.O. Box 633, Niagara Square Station, Buffalo, New York 14201-0633 or telephoning (888) 267-7784.

      The date of this Statement of Additional Information is May 1, 2003.

              The Manufacturers Life Insurance Company of New York
                              100 Summit Lake Drive
                            Valhalla, New York 10595

[MNY SPVL SAI]

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

General Information and History..............................................
Services
       Independent Auditors..................................................
Principal Underwriters.......................................................
Additional Information About Charges.........................................
Illustrations................................................................
Financial Statements.........................................................

                         GENERAL INFORMATION AND HISTORY

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK ("MANULIFE NEW YORK")

         We are a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("MANULIFE USA"), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan with its principal office located at 73 Tremont Street, Boston, Massachusetts 02108. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

SEPARATE ACCOUNT B

The Company established The Manufacturers Life Insurance Company of New York Separate Account B ("Separate Account") on May 6, 1997, subject to approval by the Superintendent of Insurance of New York. The Separate Account holds assets that are segregated from all of Manulife New York's other assets. The Separate Account is currently used only to support variable life insurance policies.

                                    SERVICES

INDEPENDENT AUDITORS


         The independent auditors of the Company are Ernst & Young LLP located at 2001 Market Street, Philadelphia, PA 19103 and 200 Clarendon Street, Boston, MA 02116.



         The consolidated financial statements of the Manufacturers Life Insurance Company of New York at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the financial statements of Separate Account B of the Manufacturers Life Insurance Company of New York at December 31, 2002 and 2001, and for each of the periods ended December 31, 2002 and 2001, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young, LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


                              PRINCIPAL UNDERWRITER

Manulife Financial Securities LLC ("Manulife Financial Securities"), whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108, acts as the principal underwriter of, and continuously offers, the Policies pursuant to an Underwriting and Distribution Agreement with Manulife New York. Manulife Financial Securities is an indirect wholly-owned subsidiary of MFC. (Prior to January 1, 2002, Manulife Securities Services, LLC ("MSS"), which is also an indirect wholly-owned subsidiary of MFC) served as principal underwriter of the Polices.) Manulife Financial Securities is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers and is duly appointed and licensed as an insurance agent of Manulife New York. Manulife Financial Securities is a Delaware limited liability company, the managing member of which is Manulife USA. Manulife USA in its capacity as managing member is authorized to act on behalf of Manulife Financial Securities. The Policies will be sold by registered representatives of broker-dealers having distribution agreements with Manulife Financial Securities who are also licensed by the New York State Insurance Department and appointed with Manulife New York.


         The aggregate dollar amount of underwriting commissions paid to Manulife Financial Securities in 2002 was $275,138,774. Manulife Financial Securities did not retained any of these amounts during such periods.

         The aggregate dollar amount of underwriting commissions paid to ManEquity in 2001 and 2000 was $56,463,871 and $62,735,766, respectively. The aggregate dollar amount of underwriting commissions retained by ManEquity in 2001 and 2000 were $1,267,599 and $1,762,026, respectively. ManEquity did not retained any of these amounts during such periods.


The Policies will be sold by registered representatives of broker-dealers having distribution agreements with Manulife Financial Securities who are also licensed by the New York State Insurance Department and appointed with Manulife New York. A registered representative will receive commissions not to exceed either (a) 7% of premiums in the first year or (b) 5.75% of premiums in the first year and ..25% of Net Policy Value annually beginning 19 months after issuance of the Policy.

                      ADDITIONAL INFORMATION ABOUT CHARGES

         A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. Manulife New York reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manulife New York believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. Manulife New York may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

                                  ILLUSTRATIONS

SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS


The following tables have been prepared to help show how values under the Policy change with investment performance. The tables are based on initial premium of $100,000. A male age 55 and a female age 55 are illustrated for the single life Policy. A male age 55 and female age 50 are illustrated for the last survivorship Policy.


The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.


The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Series I shares of the Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect a simple average of those Portfolios' current expenses, which is approximately 0.984% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of 0.984%, 5.016% and 11.016%.


The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.


There are two tables shown for each Policy, one based on current cost of insurance charges assessed by the Company and the other based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables. Current cost of insurance charges are not guaranteed and may be changed.



The tables reflect a policyholder with certain characteristics (such as age and sex) and assuming certain expenses and rates of return. The actual results of a particular policyholder will vary based on the policyholders characteristics, the actual expenses of the policy and the actual rates of returns of the assets held in the subaccounts. Illustrations for smokers would show less favorable results than the illustrations shown below.



Upon request, Manufacturers Life of New York will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes and any additional ratings, face amount and planned premium requested.


From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

The Policies have been offered to the public only since approximately May 1, 2001. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $305,427 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                                     0% Hypothetical                 6% Hypothetical                      12% Hypothetical
                                 Gross Investment Return         Gross Investment Return              Gross Investment Return
                              ----------------------------    -----------------------------       ---------------------------------
End Of          Accumulated   Policy     Cash       Death     Policy      Cash       Death        Policy       Cash         Death
Policy           Premiums     Value    Surrender   Benefit    Value     Surrender   Benefit       Value      Surrender      Benefit
  Year (1)            (2)                Value                            Value                                Value
---------         -------     ------    ------     -------    -------    -------    -------       -------      ------       -------
         1        105,000     97,125    89,211     305,427    103,032     94,581    305,427       108,938      99,952       305,427
         2        110,250     94,145    87,343     305,427    106,014     98,253    305,427       118,585     110,501       305,427
         3        115,763     91,055    85,314     305,427    108,948    101,939    305,427       129,023     121,939       305,427
         4        121,551     87,806    83,073     305,427    111,793    105,709    305,427       140,309     134,226       305,427
         5        127,628     84,376    80,595     305,427    114,535    109,452    305,427       152,540     147,457       305,427
         6        134,010     80,814    77,922     305,427    117,223    113,140    305,427       165,877     161,794       305,427
         7        140,710     77,088    75,020     305,427    119,836    116,753    305,427       180,442     177,358       305,427
         8        147,746     73,183    72,157     305,427    122,367    120,742    305,427       196,384     194,759       305,427
         9        155,133     69,077    69,004     305,427    124,805    124,680    305,427       213,878     213,753       305,427
        10        162,889     64,701    64,701     305,427    127,102    127,102    305,427       233,104     233,104       305,427
        15        207,893     40,554    40,554     305,427    143,530    143,530    305,427       378,673     378,673       439,260
        20        265,330      7,278     7,278     305,427    160,027    160,027    305,427       617,254     617,254       660,462
        25        338,635      0 (3)     0 (3)       0 (3)    172,869    172,869    305,427     1,009,764   1,009,764     1,060,252
        30        432,194                                     171,906    171,906    305,427     1,641,935   1,641,935     1,724,032
        35        551,602                                     132,355    132,355    305,427     2,644,276   2,644,276     2,776,490
        40        703,999                                       0 (3)      0 (3)      0 (3)     4,272,390   4,272,390     4,315,113
        45        898,501                                                                       7,054,097   7,054,097     7,054,097

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect. The Lapse Protection Benefit will keep the Policy in force until the end of the first 20 Policy Years.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $305,427 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                                     0% Hypothetical                 6% Hypothetical                      12% Hypothetical
                                 Gross Investment Return         Gross Investment Return              Gross Investment Return
                              ----------------------------    -----------------------------       ---------------------------------
End Of          Accumulated   Policy     Cash       Death     Policy       Cash      Death        Policy        Cash         Death
Policy            Premiums    Value    Surrender   Benefit    Value     Surrender   Benefit       Value      Surrender      Benefit
  Year (1)            (2)               Value                             Value                                Value
---------         -------     ------    ------     -------    -------    -------    -------       -------      ------       -------
         1        105,000     97,125    89,211     305,427    103,032     94,581    305,427       108,938      99,952       305,427
         2        110,250     92,975    86,268     305,427    104,856     97,188    305,427       117,444     109,360       305,427
         3        115,763     88,705    83,130     305,427    106,586     99,745    305,427       126,670     119,587       305,427
         4        121,551     84,293    79,774     305,427    108,207    102,233    305,427       136,699     130,615       305,427
         5        127,628     79,707    76,164     305,427    109,693    104,625    305,427       147,613     142,530       305,427
         6        134,010     74,913    72,262     305,427    111,015    106,932    305,427       159,513     155,430       305,427
         7        140,710     69,871    68,024     305,427    112,145    109,061    305,427       172,517     169,433       305,427
         8        147,746     64,527    63,641     305,427    113,038    111,413    305,427       186,757     185,132       305,427
         9        155,133     58,819    58,757     305,427    113,645    113,520    305,427       202,393     202,268       305,427
        10        162,889     52,673    52,673     305,427    113,908    113,908    305,427       219,616     219,616       305,427
        15        207,893     14,441    14,441     305,427    114,441    114,441    305,427       352,549     352,549       408,957
        20        265,330      0 (3)     0 (3)     305,427     94,859     94,859    305,427       568,376     568,376       608,162
        25        338,635      0 (3)     0 (3)       0 (3)     21,267     21,267    305,427       921,212     921,212       967,273
        30        432,194                                       0 (3)      0 (3)      0 (3)     1,477,925   1,477,925     1,551,822
        35        551,602                                                                       2,334,227   2,334,227     2,450,939
        40        703,999                                                                       3,715,979   3,715,979     3,753,139
        45        898,501                                                                       6,135,337   6,135,337     6,135,337

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect. The Lapse Protection Benefit will keep the Policy in force until the end of the first 20 Policy Years.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $100,000 PLANNED SINGLE PREMIUM
                              $571,810 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                                    0% Hypothetical                  6% Hypothetical                     12% Hypothetical
                                 Gross Investment Return         Gross Investment Return              Gross Investment Return
                              ----------------------------    -----------------------------       ---------------------------------
End Of          Accumulated   Policy     Cash       Death     Policy       Cash     Death         Policy        Cash        Death
Policy            Premiums    Value    Surrender   Benefit    Value     Surrender   Benefit       Value      Surrender      Benefit
  Year (1)            (2)               Value                             Value                                Value
---------         -------     ------    ------     -------    -------    -------    -------       -------      ------       -------
         1        105,000     97,554    89,601     571,810    103,469     94,979    571,810       109,383     100,356       571,810
         2        110,250     95,130    88,249     571,810    107,025     99,183    571,810       119,621     111,538       571,810
         3        115,763     92,717    86,858     571,810    110,665    103,581    571,810       130,787     123,704       571,810
         4        121,551     90,343    85,455     571,810    114,417    108,334    571,810       142,999     136,916       571,810
         5        127,628     88,001    84,036     571,810    118,284    113,200    571,810       156,353     151,270       571,810
         6        134,010     85,686    82,596     571,810    122,263    118,179    571,810       170,954     166,870       571,810
         7        140,710     83,387    81,125     571,810    126,350    123,267    571,810       186,915     183,831       571,810
         8        147,746     81,095    79,939     571,810    130,542    128,917    571,810       204,360     202,735       571,810
         9        155,133     78,801    78,715     571,810    134,837    134,712    571,810       223,430     223,305       571,810
        10        162,889     76,492    76,492     571,810    139,227    139,227    571,810       244,274     244,274       571,810
        15        207,893     67,395    67,395     571,810    170,351    170,351    571,810       400,508     400,508       571,810
        20        265,330     54,606    54,606     571,810    205,895    205,895    571,810       658,577     658,577       763,949
        25        338,635     33,520    33,520     571,810    244,359    244,359    571,810     1,083,127   1,083,127     1,158,945
        30        432,194      0 (3)     0 (3)       0 (3)    278,996    278,996    571,810     1,781,022   1,781,022     1,870,073
        35        551,602                                     292,107    292,107    571,810     2,913,889   2,913,889     3,059,583
        40        703,999                                     245,583    245,583    571,810     4,724,647   4,724,647     4,960,879
        45        898,501                                      30,270     30,270    571,810     7,669,759   7,669,759     7,746,457
        50      1,146,740                                       0 (3)      0 (3)      0 (3)    12,663,925  12,663,925    12,663,925

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, (c) no premiums have been allocated to the Fixed Account and (d) no optional riders have been elected.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect. The Lapse Protection Benefit will keep the Policy in force until the end of the first 20 Policy Years.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $100,000 PLANNED SINGLE PREMIUM
                              $571,810 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                                    0% Hypothetical                  6% Hypothetical                      12% Hypothetical
                                 Gross Investment Return         Gross Investment Return              Gross Investment Return
                              ----------------------------    -----------------------------       ---------------------------------
End Of          Accumulated   Policy      Cash     Death      Policy        Cash      Death       Policy         Cash       Death
Policy            Premiums    Value    Surrender   Benefit    Value     Surrender   Benefit       Value      Surrender      Benefit
  Year (1)            (2)                Value                             Value                                Value
---------         -------     ------    ------     -------    -------    -------    -------       -------      ------       -------
         1        105,000     97,554    89,601     571,810    103,469     94,979    571,810       109,383     100,356       571,810
         2        110,250     95,130    88,249     571,810    107,025     99,183    571,810       119,621     111,538       571,810
         3        115,763     92,717    86,858     571,810    110,665    103,581    571,810       130,787     123,704       571,810
         4        121,551     90,305    85,419     571,810    114,380    108,296    571,810       142,962     136,879       571,810
         5        127,628     87,879    83,920     571,810    118,162    113,078    571,810       156,233     151,150       571,810
         6        134,010     85,424    82,344     571,810    121,999    117,916    571,810       170,694     166,611       571,810
         7        140,710     82,922    80,674     571,810    125,879    122,796    571,810       186,451     183,368       571,810
         8        147,746     80,354    79,211     571,810    129,786    128,161    571,810       203,618     201,992       571,810
         9        155,133     77,697    77,613     571,810    133,703    133,578    571,810       222,321     222,196       571,810
        10        162,889     74,924    74,924     571,810    137,606    137,606    571,810       242,702     242,702       571,810
        15        207,893     60,961    60,961     571,810    163,630    163,630    571,810       394,693     394,693       571,810
        20        265,330     33,469    33,469     571,810    184,469    184,469    571,810       644,961     644,961       748,154
        25        338,635      0 (3)     0 (3)       0 (3)    185,899    185,899    571,810     1,052,926   1,052,926     1,126,631
        30        432,194                                     129,725    129,725    571,810     1,718,500   1,718,500     1,804,425
        35        551,602                                       0 (3)      0 (3)      0 (3)     2,775,898   2,775,898     2,914,693
        40        703,999                                                                       4,412,690   4,412,690     4,633,325
        45        898,501                                                                       7,038,670   7,038,670     7,109,057
        50      1,146,740                                                                      11,621,854  11,621,854    11,621,854

(1) All values shown are as of the end of t he policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, (c) no premiums have been allocated to the Fixed Account and (d) no optional riders have been elected.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect. The Lapse Protection Benefit will keep the Policy in force until the end of the first 20 Policy Years.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                              FINANCIAL STATEMENTS

A U D I T E D  F I N A N C I A L  S T A T E M E N T S

The Manufacturers Life Insurance Company of New York

Years ended December 31, 2002, 2001 and 2000

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                          AUDITED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                                    CONTENTS

Report of Independent Auditors...........................................   1

Audited Financial Statements

Balance Sheets...........................................................   2
Statements of Income.....................................................   3
Statements of Changes in Shareholder's Equity............................   4
Statements of Cash Flows.................................................   5
Notes to Financial Statements............................................   7

                         Report of Independent Auditors

The Board of Directors and Shareholder
The Manufacturers Life Insurance Company of New York

We have audited the accompanying balance sheets of The Manufacturers Life Insurance Company of New York ("the Company") as of December 31, 2002 and 2001, and the related statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of New York at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.


Boston, Massachusetts                                      /s/ Ernst & Young LLP
March 28, 2003

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS

AS AT DECEMBER 31
ASSETS ($ thousands)                                                         2002             2001
------------------------------------------------------------------------------------------------------
INVESTMENTS:
   Fixed-maturity securities available-for-sale, at fair value
   (amortized cost: 2002 $124,888; 2001 $110,293)                        $   132,321      $   112,479
   Investment in unconsolidated affiliate                                        800              200
   Policy loans                                                                7,326            4,220
   Short-term investments                                                    179,949          134,652
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                        $   320,396      $   251,551
-----------------------------------------------------------------------------------------------------
Accrued investment income                                                      5,914            3,836
Deferred acquisition costs                                                   115,163           88,825
Federal income tax recoverable from affiliates                                   500            1,275
Other assets                                                                     782              596
Due from reinsurers                                                            7,568            4,154
Separate account assets                                                    1,284,313        1,216,380
-----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $ 1,734,636      $ 1,566,617
=====================================================================================================

LIABILITIES AND SHAREHOLDER'S EQUITY ($ thousands)
-----------------------------------------------------------------------------------------------------
LIABILITIES:
   Policyholder liabilities and accruals                                 $   292,232      $   238,377
   Payable to affiliates                                                       3,748            5,200
   Deferred income taxes                                                       7,498            6,009
   Cash overdraft                                                              1,676              672
   Other liabilities                                                           9,269            9,454
   Separate account liabilities                                            1,284,313        1,216,380
-----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $ 1,598,736      $ 1,476,092
-----------------------------------------------------------------------------------------------------
SHAREHOLDER'S EQUITY:
   Common stock                                                          $     2,000      $     2,000
   Additional paid-in capital                                                113,306           72,706
   Retained earnings                                                          17,904           15,466
   Accumulated other comprehensive income                                      2,690              353
-----------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDER'S EQUITY                                               $   135,900      $    90,525
-----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                               $ 1,734,636      $ 1,566,617
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                           2002             2001              2000
------------------------------------------------------------------------------------------------------------------
REVENUES:
     Fees from separate accounts and policyholder liabilities        $ 24,773         $  21,457         $  19,151
     Premiums                                                             251                43               258
     Net investment income                                             21,020            20,415            21,054
     Net realized investment (losses) gains                            (2,151)              730            (1,319)
-----------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                                        $ 43,893         $  42,645         $  39,144
-----------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
     Policyholder benefits and claims                                $ 15,226         $  12,408         $  10,336
     Amortization of deferred acquisition costs                        12,336            10,597             7,770
     Other insurance expenses                                          13,725            20,209            14,772
-----------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                          $ 41,287         $  43,214         $  32,878
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES                                    $  2,606         $    (569)        $   6,266
-----------------------------------------------------------------------------------------------------------------
INCOME TAX EXPENSE (BENEFIT)                                         $    168         $    (600)        $    (222)
-----------------------------------------------------------------------------------------------------------------
NET INCOME                                                           $  2,438         $      31         $   6,488
=================================================================================================================

The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                                                                                     ACCUMULATED OTHER       TOTAL
                                            COMMON       ADDITIONAL      RETAINED      COMPREHENSIVE      SHAREHOLDER'S
($ thousands)                               STOCK     PAID-IN CAPITAL    EARNINGS       INCOME (LOSS)        EQUITY
------------------------------------------------------------------------------------------------------------------------
Balance, January 1, 2000                   $  2,000      $  72,706        $ 8,947        $  (2,444)          $ 81,209
Comprehensive income                              -              -          6,488            1,933              8,421
---------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000                 $  2,000      $  72,706        $15,435        $    (511)          $ 89,630
---------------------------------------------------------------------------------------------------------------------
Comprehensive income                              -              -             31              864                895
---------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2001                 $  2,000      $  72,706        $15,466        $     353           $ 90,525
---------------------------------------------------------------------------------------------------------------------
Capital contribution                                        40,600                                             40,600
Comprehensive income                              -              -          2,438            2,337              4,775
---------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2002                 $  2,000      $ 113,306        $17,904        $   2,690           $135,900
=====================================================================================================================

The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                           2002           2001            2000
---------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
   Operating cash inflows:
     Premiums                                                        $     103      $     (50)      $     181
     Fee income                                                         24,773         21,457          19,151
     Net investment income                                              19,763         20,500          20,891
-------------------------------------------------------------------------------------------------------------
TOTAL OPERATING CASH INFLOWS                                         $  44,639      $  41,907       $  40,223
-------------------------------------------------------------------------------------------------------------
Operating cash outflows:
   Benefit payments                                                  $  14,519      $  10,535       $   8,000
   Insurance expenses and taxes                                         54,151         63,415          30,374
   Change in other assets and other liabilities                          3,193         (3,589)           (109)
-------------------------------------------------------------------------------------------------------------
TOTAL OPERATING CASH OUTFLOWS                                        $  71,863      $  70,361       $  38,265
-------------------------------------------------------------------------------------------------------------
NET CASH (USED IN) PROVIDED BY OPERATING ACTIIVITIES                 $ (27,224)     $ (28,454)      $   1,958
-------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
   Fixed-maturity securities sold, matured or repaid                 $  43,619      $ 115,381       $ 109,657
   Fixed-maturity securities purchased                                 (61,288)      (111,208)        (99,945)
   Policy loans advanced, net                                           (3,106)        (1,900)         (1,390)
   Investment in unconsolidated affiliate                                 (600)             -             (25)
   Short-term investments                                              (45,047)       (86,396)         (6,886)
   Net change in receivable for undelivered securities                       -          6,700          (6,700)
-------------------------------------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                                $ (66,422)     $ (77,423)      $  (5,289)
-------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
   Net reinsurance consideration                                     $  (3,414)     $  (2,816)      $    (693)
   Increase in account balances subject to reinsurance                   3,414          2,816             693
   Deposits and interest credited to policyholder account balances     188,849        214,126          62,218
   Net transfers to separate accounts from policyholders funds        (114,520)       (93,597)        (47,168)
   Return of policyholder funds                                        (22,287)       (14,012)        (20,124)
   Capital contribution                                                 40,600              -               -
-------------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                  $  92,642      $ 106,517       $  (5,074)
-------------------------------------------------------------------------------------------------------------
(Decrease) increase in cash and cash equivalents during the year     $  (1,004)     $     640       $  (8,405)
-------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at beginning of year                            (672)        (1,312)          7,093
-------------------------------------------------------------------------------------------------------------
BALANCE, END OF YEAR                                                 $  (1,676)     $    (672)      $  (1,312)
=============================================================================================================

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                           2002           2001            2000
---------------------------------------------------------------------------------------------------------------
RECONCILIATION OF NET INCOME TO NET CASH (USED IN) PROVIDED BY
   OPERATING ACTIVITIES:

   NET INCOME                                                        $   2,438      $      31       $   6,488

   ADJUSTMENTS TO RECONCILE NET INCOME TO
   NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES

     Realized (gains) losses and provisions                              2,151           (730)          1,319
     Due from reinsurers                                                (3,414)        (2,816)           (693)
     Policyholder liabilities                                            1,813          1,970           3,214
     Deferred acquisition costs capitalization                         (40,488)       (41,137)        (17,673)
     Deferred acquisition costs amortization                            12,336         10,597           7,770
     Deferred tax provision                                                230           (325)          1,454
     Change in other assets and other liabilities                       (3,193)         3,589             109
     Other, net                                                            903            367             (30)
-------------------------------------------------------------------------------------------------------------
NET CASH (USED IN) PROVIDED BY OPERATING ACTIIVITIES                 $ (27,224)     $ (28,454)      $   1,958
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
                            (IN THOUSANDS OF DOLLARS)

1.       ORGANIZATION

         The Manufacturers Life Insurance Company of New York (the "Company") is a stock life insurance company, which was organized on February 10, 1992 under the laws of the State of New York. The New York Insurance Department (the "Department") granted the Company a license to operate on July 22, 1992. Effective January 1, 2002, the Company became a wholly owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA"). Prior to this, the Company was a wholly owned subsidiary of The Manufacturers Life Insurance Company of North America. ManUSA is an indirect wholly owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI in turn is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are known collectively as "Manulife Financial."

         The Company mainly offers and issues individual and group annuity contracts. More recently, it has begun to offer and issue more individual life insurance and group pension contracts. All of these contracts (collectively, the "contracts") are sold exclusively in the State of New York. Amounts invested in the fixed portion of the contracts are allocated to the general account or a non-insulated separate account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invest in either the shares of various portfolios of the Manufacturers Investment Trust ("MIT"), a no-load, open-end investment management company organized as a Massachusetts business trust, or in various portfolios of open-end investment management companies offered and managed by unaffiliated third parties.

         Manufacturers Securities Services, LLC ("MSS"), an affiliate of the Company, is the investment advisor to MIT. On October 1, 2002, ManUSA exchanged a 30% ownership interest in MSS for one common share of the Company. The end result is that the Company has a 40% ownership interest in MSS as at December 31, 2002 that amounts to $800 and is accounted for using the equity method.

2.       SIGNIFICANT ACCOUNTING POLICIES

     a)  BASIS OF PRESENTATION

         The accompanying financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     b)  INVESTMENTS

         The Company classifies all of its fixed-maturity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific-identification method. Temporary changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income after adjustments for deferred acquisition costs and deferred taxes. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method. For the mortgage-backed securities included in the fixed-maturity securities, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. That adjustment is included in net investment income.

         Policy loans are reported at aggregate unpaid balances, which approximate fair value.

         Short-term investments, which include investments with maturities of less than one year and greater than 90 days as at the date of acquisition, are reported at amortized cost which approximates fair value.

     c)  CASH EQUIVALENTS

         The Company considers all liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     d)  DEFERRED ACQUISITION COSTS ("DAC")

         Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. Acquisition costs associated with annuity contracts and investment pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed.

     e)  POLICYHOLDER LIABILITIES AND ACCRUALS

         For variable annuity and variable life contracts, universal life insurance contracts, and investment contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders. For traditional non-participating life insurance policies, policyholder liabilities are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expenses, and interest rate yields that are applicable in the year of issue. The assumptions include a provision for adverse deviation.

     f)  SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for investment contracts related to variable annuity and variable life contracts as well as for group pension business, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements. However, fees charged on separate account policyholder funds are included in revenue of the Company.

     g)  REVENUE RECOGNITION

         Fee income from separate accounts, annuity contracts and investment pension contracts consists of charges for mortality, expenses, surrender and administration charges that have been assessed against the policyholder account balances. Premiums on traditional non-participating life insurance policies are recognized as revenue when due. Investment income is recorded on the accrual basis of accounting and is adjusted for any amortization of premiums or discounts, where applicable.

     h)  POLICYHOLDER BENEFITS AND CLAIMS

         Benefits for variable annuity and variable life contracts, for universal life insurance contracts and for investment pension contracts include interest credited to policyholder account balances and benefit claims incurred during the period in excess of policyholder account balances.

     i)  INCOME TAXES

         Income taxes have been provided using the liability method in accordance with Statement of Financial Accounting Standards 109 ("SFAS 109"), "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of the deferred tax asset is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax asset will not be realized.

     j)  RECLASSIFICATIONS

         Certain prior year amounts have been reclassified to conform to the current year presentation.

3.       INVESTMENTS AND INVESTMENT INCOME

     a)  FIXED-MATURITY SECURITIES

         At December 31, 2002 and 2001, all fixed-maturity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized as follows:

                                                                 GROSS              GROSS
                                                              UNREALIZED         UNREALIZED
AS AT DECEMBER 31                     AMORTIZED COST             GAINS             LOSSES              FAIR VALUE
($ thousands)                        2002         2001      2002      2001       2002     2001      2002        2001
-----------------------------------------------------------------------------------------------------------------------
U.S. government                   $  36,596    $  35,746   $2,766   $   409     $   -    $(121)  $  39,362   $  36,034
Corporate securities                 79,723       68,767    4,975     2,138      (811)    (370)     83,887      70,535
Mortgage-backed securities            2,558        2,717      218        87         -        -       2,776       2,804
Foreign governments                   6,011        3,063      285        45         -       (2)      6,296       3,106
----------------------------------------------------------------------------------------------------------------------
TOTAL FIXED-MATURITY SECURITIES   $ 124,888    $ 110,293   $8,244   $ 2,679     $(811)   $(493)  $ 132,321   $ 112,479
----------------------------------------------------------------------------------------------------------------------

         Proceeds from sales of fixed-maturity securities during 2002 were $20,469 (2001 $97,631; 2000 $54,082). Gross gains of $483 and gross losses of $202 were realized on those sales (gross gains and losses were $871 and $222 for 2001; and $245 and $1,550 for 2000, respectively).

         The contractual maturities of fixed-maturity securities at December 31, 2002 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

($ thousands)                                  AMORTIZED COST       FAIR VALUE
-------------------------------------------------------------------------------
FIXED-MATURITY SECURITIES
   One year or less                               $  30,534          $ 30,793
   Greater than 1; up to 5 years                     41,811            45,144
   Greater than 5; up to 10 years                    34,585            37,689
   Due after 10 years                                15,400            15,919
   Mortgage-backed securities                         2,558             2,776
-----------------------------------------------------------------------------
TOTAL FIXED-MATURITY SECURITIES                   $ 124,888          $132,321
-----------------------------------------------------------------------------

         Fixed-maturity securities with a fair value of $479 and $431 at December 31, 2002 and 2001, respectively, were on deposit with or in custody accounts on behalf of the Department to satisfy regulatory requirements.

     b)  INVESTMENT INCOME

         Income by type of investment was as follows:

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                           2002                 2001                2000
--------------------------------------------------------------------------------------------------------
Fixed-maturity securities                            $   5,863            $   6,305            $ 7,910
Other invested assets                                   11,493                9,864             10,053
Short-term investments                                   3,860                4,415              3,228
------------------------------------------------------------------------------------------------------
Gross investment income                                 21,216               20,584             21,191
------------------------------------------------------------------------------------------------------
Investment expenses                                       (196)                (169)              (137)
------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                $  21,020            $  20,415            $21,054
======================================================================================================

         The Company includes income earned from its investment in MSS in the other invested assets category. Income earned from the Company's investment in MSS was $11,102, $9,629 and $9,970 for the years ended December 31, 2002, 2001, and 2000, respectively.

4.       COMPREHENSIVE INCOME

         Total comprehensive income was as follows:

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                            2002                 2001               2000
--------------------------------------------------------------------------------------------------------
NET INCOME                                             $ 2,438              $    31            $ 6,488
------------------------------------------------------------------------------------------------------
OTHER COMPREHENSIVE INCOME, NET OF TAX:
  Unrealized holding gains arising during the year         939                1,339              1,076
  Less:
  Reclassification adjustment for realized
  (losses) gains included in net income                 (1,398)                 475               (857)
------------------------------------------------------------------------------------------------------
Other comprehensive income                               2,337                  864              1,933
------------------------------------------------------------------------------------------------------
COMPREHENSIVE INCOME                                   $ 4,775              $   895            $ 8,421
======================================================================================================

         Other comprehensive income is reported net of income tax expense of $1,259, $202 and $293 for 2002, 2001 and 2000, respectively.

5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                            2002                 2001                2000
----------------------------------------------------------------------------------------------------------
Balance at January 1                                 $    88,825          $    59,605          $  50,476
Capitalization                                            40,488               41,137             17,673
Amortization                                             (12,336)             (10,597)            (7,770)
Effect of net unrealized gains
   on securities available-for-sale                       (1,814)              (1,320)              (774)
--------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                               $   115,163          $    88,825          $  59,605
========================================================================================================

6.       INCOME TAXES

         The components of income tax expense (benefit) were as follows:

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                            2002                 2001                2000
----------------------------------------------------------------------------------------------------------
Current benefit                                      $       (62)         $      (275)         $  (1,676)
Deferred expense (benefit)                                   230                 (325)             1,454
--------------------------------------------------------------------------------------------------------
TOTAL EXPENSE (BENEFIT)                              $       168          $      (600)         $    (222)
========================================================================================================

         Included in the current benefit for 2000 is a $1,869 one-time reduction of tax expense for periods prior to 2000. This resulted from a new IRS technical memorandum clarifying the treatment of dividends received deduction for Separate Accounts. The tax benefit resulting from the dividends received deduction was $759, $420 and $560 for the years ended December 31, 2002, 2001 and 2000, respectively.

         Components of the Company's net deferred tax liability are as follows:

AS AT DECEMBER 31
($ thousands)                                                          2002                  2001
-----------------------------------------------------------------------------------------------------
DEFERRED TAX ASSETS:
   Reserves                                                         $   5,822             $   6,078
   Net operating loss carryforwards                                    17,700                 8,608
   Investments                                                            881                     -
---------------------------------------------------------------------------------------------------
Net deferred tax assets                                                24,403                14,686
---------------------------------------------------------------------------------------------------
DEFERRED TAX LIABILITIES:
   Deferred acquisition costs                                         (26,471)              (17,949)
   Unrealized gains on securities available-for-sale                   (1,449)                 (190)
   Other                                                               (3,981)               (2,556)
---------------------------------------------------------------------------------------------------
Total deferred tax liabilities                                        (31,901)              (20,695)
---------------------------------------------------------------------------------------------------
NET DEFERRED TAX LIABILITY                                          $  (7,498)            $  (6,009)
===================================================================================================

         For 2002, the Company will file a separate federal and State of New York return.

         Prior to 2002, the Company filed a consolidated tax return with the Manufacturers Life Insurance Company of North America. A tax sharing agreement set forth the manner in which each company's provision (benefit) was computed as if it filed a separate tax return. The tax charge to each of the respective companies was not more than that company would have paid on a separate return basis.

         The Company received refunds of $1,009 and $420 for 2002 and 2000, respectively. For 2001, there was neither a refund nor a payment made in regards to income taxes.

         At December 31, 2002, the Company has operating loss carryforwards of $50,570 that begin to expire in 2015. The Company believes that it will realize the full benefit of its deferred tax assets.

7.       SHAREHOLDER'S EQUITY

         The Company has one class of common stock:

AS AT DECEMBER 31
($ thousands)                                                                     2002              2001
----------------------------------------------------------------------------------------------------------
AUTHORIZED:
   3,000,000 Common shares (2,000,000 in 2001), par value $1                          -                 -
ISSUED AND OUTSTANDING:
   2,000,001 Common shares (2,000,000 in 2001)                                   $2,000            $2,000
---------------------------------------------------------------------------------------------------------

         By a certificate of amendment dated September 19, 2002 and approved by the New York Superintendent of Insurance on September 23, 2002, the Company amended its charter to increase the number of authorized shares of capital stock from 2 million at one dollar par value to 3 million at one dollar par value.

         On July 31, 2002 and by resolution of the Executive Committee of ManUSA's Board of Directors dated July 25, 2002, ManUSA contributed $40,000 in capital to the Company.

         The maximum amount of dividends that may be paid by life insurance companies without prior approval of the New York Insurance Commissioner is subject to restrictions relating to statutory surplus and net statutory gain from operations. The aggregate statutory capital and surplus of the Company at December 31, 2002 was $51,678 (2001, $34,354). The aggregate statutory net loss of the Company for the year ended 2002 was $25,919 (2001, $25,602; 2000, $3,010). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from GAAP followed by stock life insurance companies in the United States. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances, and reserves. NAIC statutory reserving guidelines and/or interpretations of those guidelines may change in the future. Such changes may require the Company to modify, perhaps materially, its statutory-based reserves for variable annuity contracts.

8.       REINSURANCE

         At December 31, 2002, the Company had treaties with sixteen reinsurers, fifteen unaffiliated and one affiliated. The per policy life risk retained by the Company is 10% of policy, up to a maximum of $100. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations. In 2002, there was one recovery accrued under these agreements; a recovery of $450 on a $500 death claim.

         At December 31, 2002, the Company had deferred stop loss reinsurance agreements with two unaffiliated reinsurers to cover a portion of the risk associated with variable annuity minimum death benefit guarantee claims. The Company paid $1,095 and $750 in reinsurance premiums for the years ended December 31, 2002 and 2001, respectively. The agreements have a term of fifteen years, at the end of which a settlement will be made. The Company has accounted for these agreements using the deposit method.

         Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

9.       RELATED PARTY TRANSACTIONS

         The Company utilizes various services provided by MLI and its affiliates. Such services include legal, personnel, marketing, investment accounting, and other corporate services. Pursuant to an administrative services agreement effective for 2001 and beyond, all intercompany services, except for investment services, are billed through ManUSA to the Company. Prior to 2001, such services were billed directly by MLI. Pursuant to an investment services agreement, all investment services are billed directly by MLI to the Company. For the years ended December 31, 2002, 2001, and 2000, the Company was billed administrative and investment service expenses of $18,380, $17,857 and $12,633, respectively, from the MLI group of affiliated companies. At December 31, 2002 and 2001, the Company had a net liability to the MLI group of affiliated companies of $3,296 and $4,730, respectively, for services provided.

         Effective January 1, 2002, Manulife Financial Services, LLC, a wholly owned subsidiary of ManUSA, became the exclusive distributor of all contracts issued by the Company. Prior to 2002, MSS was the exclusive distributor. For the years ended December 31, 2002, 2001, and 2000, the Company was billed underwriting commissions of $27,615, $31,981, and $18,336 respectively. The Company had a net liability for services provided of $452 and $470 at December 31, 2002 and 2001, respectively. In addition, the Company had a receivable from MSS relating to distributions of $1,900 and $1,092, which were included in accrued investment income at December 31, 2002 and 2001, respectively.

10.      EMPLOYEE BENEFITS

     a)  RETIREMENT PLAN

         The Company participates in a non-contributory pension plan entitled "The Manulife Financial U.S. Cash Balance Plan" (the "Plan"), which is sponsored by the Company's indirect parent ManUSA. Effective January 1, 2002, Manulife Wood Logan employees commenced earning a benefit under the Plan. Effective July 1, 2002, the Wood Logan Associates, Inc. Pension Plan, which was frozen as of December 31, 2001, was merged into the Plan.

         The Plan provides benefits to participants who have three years of vesting service with the Company. Such benefits are a function of the length of service with the Company as well as the final average earnings of the plan participant. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available, including a lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for plan participants who were age 45 with 5 or more years vesting service with the Company as at July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

         Cash balance accounts are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits under the Plan vary based on service. Interest credits are a function of the 1-year U.S. Treasury Constant Maturity Bond rate plus 0.25%, but no less than 5.25% per year.

         Actuarial valuations of projected plan benefit obligations are based on projected salaries, an assumed discount rate, best estimates of investment yields on plan assets, mortality of plan participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are accounted for by the plan sponsor in the current period. Vested benefits are fully funded. Experience gains and losses outside of a corridor are amortized into the income of the sponsor over the estimated average remaining service lives of the plan participants. No contributions were made during the current or prior year because the Plan was subject to the full funding limitation under the Internal Revenue Code.

     a)  RETIREMENT PLAN (CONTINUED)

         At December 31, 2002, the projected benefit obligation to the participants of the Plan was $64,929 (2001, $56,235), which was based on an assumed interest rate of 6.75% (2001, 7.25%). The fair value of the Plan assets totaled $60,556 (2001, $71,642).

     b)  401(k) PLAN

         The Company participates in a defined contribution 401(k) Savings Plan sponsored by ManUSA. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The costs associated with the Plan were charged to the Company and were not material.

     c)  POSTRETIREMENT BENEFIT PLAN

         In addition to the above plans, the Company participates in a postretirement benefit plan that is sponsored by ManUSA. This plan provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. It provides the medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. This plan provides the retiree with a life insurance benefit of 100% of the salary just prior to retirement, with a maximum of $150. The amount is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

         The postretirement benefit cost, which includes the expected cost of postretirement benefits for newly eligible employees and for vested employees, interest cost, and gains/losses arising from differences between actuarial assumptions and actual experience, is accounted for by the plan sponsor ManUSA. This plan is unfunded.

         Retirees who retired prior to July 1, 2001, or active participants who had attained age 50 and had completed 10 years of service with the Company as of July 1, 2001, were grandfathered and can elect to benefit from either the current plan or the prior plan at retirement.

11.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and estimated fair values of the Company's financial instruments at December 31 were as follows:

                                                    2002                                 2001
                                     ---------------------------------------------------------------------
                                      CARRYING              FAIR             CARRYING            FAIR
                                       VALUE                VALUE              VALUE             VALUE
                                     ---------------------------------------------------------------------
Assets:
Fixed-maturity securities            $  132,321          $  132,321         $  112,479        $   112,479
Policy loans                              7,326               7,326              4,220              4,220
Short-term investments                  179,949             179,949            134,652            134,652
Separate account assets               1,284,313           1,284,313          1,216,380          1,216,380

Liabilities:
Policyholder liabilities and
  accruals                           $  292,232          $  274,106         $  238,377        $   223,693
Cash overdraft                            1,676               1,676                672                672
Separate account liabilities          1,284,313           1,284,313          1,216,380          1,216,380

         The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

         Fixed-Maturity Securities: Fair values for fixed-maturity securities are obtained from an independent pricing service.

         Policy Loans: Carrying values approximate fair values.

         Short-Term Investment and Cash Overdraft: Carrying values approximate fair values.

         Separate Account Assets and Liabilities: The carrying values in the balance sheet for separate account assets and liabilities approximate their fair values.

         Policyholder Liabilities and Accruals: Fair values of the Company's liabilities under contracts not involving significant mortality risk are estimated to be the cash surrender value or the cost the Company would incur to extinguish the liability.

12.      LEASES

         The Company leases office space under various operating lease agreements, which will expire between 2003 and 2005. For the years ended December 31, 2002, 2001 and 2000, the Company incurred rent expense of $282, $311 and $248, respectively.

         The minimum lease payments associated with the office space under the operating lease agreements are as follows:

YEAR ENDED               MINIMUM LEASE PAYMENTS
------------------------------------------------
  2003                           $  218
  2004                              184
  2005                              110
                                 ------

TOTAL                            $  512
=======================================

13.      CAPITAL MAINTENANCE AGREEMENT

         Pursuant to a capital maintenance agreement and subject to regulatory approval, MLI has agreed to maintain the Company's statutory capital and surplus at a specified level and to ensure that sufficient funds are available for the timely payment of contractual obligations.

14.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

15.      CODIFICATION

         In March 1998, the National Association of Insurance Commissioners adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company use to prepare their statutory-basis financial statements. The State of New York adopted Codification as the prescribed basis of accounting on which insurers must report their statutory-basis results. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification was reported as an increase to surplus in the statutory-basis financial statement of the Company. In total, statutory-basis surplus of the Company increased by $17.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT B

Audited Financial Statements

Years ended December 31, 2002 and 2001 with Report of Independent Auditors

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                          Audited Financial Statements

                     Years ended December 31, 2002 and 2001

                                    CONTENTS

Report of Independent Auditors...............................................   1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity..............................   2
Statements of Operations and Changes in Contract Owners' Equity..............   4
Notes to Financial Statements................................................  27

                         Report of Independent Auditors

To the Contract Owners of
The Manufacturers Life Insurance Company of New York Separate Account B

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of New York Separate Account B (comprising, respectively, the Aggressive Growth Trust, All Cap Core Trust, All Cap Growth Trust, All Cap Value Trust, Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Opportunities Trust, Diversified Bond Trust, Dynamic Growth Trust, Emerging Small Company Trust, Equity-Income Trust, Equity Index Trust, Financial Services Trust, Fundamental Value Trust, Global Bond Trust, Global Equity Trust, Growth & Income Trust, Health Sciences Trust, High Yield Trust, Income & Value Trust, International Index Trust, International Small Cap Trust, International Stock Trust, International Value Trust, Internet Technologies Trust, Investment Quality Bond Trust, Large Cap Growth Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Balanced 640 Trust, Lifestyle Growth 820 Trust, Lifestyle Moderate 460 Trust, Mid Cap Growth Trust, Mid Cap Index Trust, Mid Cap Opportunities Trust, Mid Cap Stock Trust, Mid Cap Value Trust, Money Market Trust, Overseas Trust, Pacific Rim Emerging Markets Trust, Quantitative Equity Trust, Quantitative Mid Cap Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Index Trust, Small Company Blend Trust, Small Company Value Trust, Strategic Bond Trust, Strategic Growth Trust, Strategic Opportunities Trust, Tactical Allocation Trust, Telecommunications Trust, Total Return Trust, Total Stock Market Index Trust, U.S. Government Securities Trust, U.S. Large Cap Value Trust, Value Trust and 500 Index Trust Sub-Accounts) of The Manufacturers Life Insurance Company (U.S.A.) as of December 31, 2002, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and/or investment advisors. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of New York Separate Account B at December 31, 2002, and the results of its operations and the changes in its contract owners' equity for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                       /s/ Ernst & Young LLP

March 28, 2003

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2002

ASSETS
Investments at fair value:
    Sub-Accounts:
        Aggressive Growth Trust - 8,296 shares (cost $144,255)                  $  82,297
        All Cap Core Trust - 10,408 shares (cost $147,266)                        108,556
        All Cap Growth Trust - 6,251 shares (cost $92,533)                         69,701
        All Cap Value Trust - 24,777 shares (cost $273,410)                       225,471
        Balanced Trust - 1,156 shares (cost $14,356)                               13,129
        Blue Chip Growth Trust - 18,476 shares (cost $266,005)                    221,532
        Capital Appreciation Trust - 403 shares (cost $2,738)                       2,502
        Capital Opportunities Trust - 611 shares (cost $5,304)                      4,758
        Diversified Bond Trust - 21,553 shares (cost $219,802)                    234,712
        Dynamic Growth Trust - 11,208 shares (cost $50542)                         38,219
        Emerging Small Company Trust - 2,348 shares (cost $76,396)                 43,321
        Equity-Income Trust - 18,900 shares (cost $275,436)                       238,524
        Equity Index Trust - 814 shares (cost $11,904)                              8,770
        Financial Services Trust - 632 shares (cost $6,496)                         6,038
        Fundamental Value Trust - 4,285 shares (cost $47,422)                      42,078
        Global Bond Trust - 256 shares (cost $3,284)                                3,526
        Global Equity Trust - 4,938 shares (cost $68,952)                          51,310
        Growth & Income Trust - 25,398 shares (cost $512,283)                     441,927
        Health Sciences Trust - 4,559 shares (cost $55,643)                        44,812
        High Yield Trust - 17,823 shares (cost $154,693)                          151,141
        Income & Value Trust - 7,127 shares (cost $70,333)                         59,584
        International Index Trust - 181 shares (cost $1,512)                        1,257
        International Small Cap Trust - 4,131 shares (cost $69,292)                38,874
        International Stock Trust - 7,069 shares (cost $84,063)                    52,879
        International Value Trust - 1,277 shares (cost $12,254)                    10,979
        Internet Technologies Trust - 4,414 shares (cost $12,320)                  10,506
        Investment Quality Bond Trust - 18,980 shares (cost $227,305)             234,021
        Large Cap Growth Trust - 21,416 shares (cost $205,241)                    162,977
        Lifestyle Aggressive 1000 Trust - 1,083 shares (cost $8,684)                8,814
        Lifestyle Balanced 640 Trust - 1,186 shares (cost $12,289)                 12,212
        Lifestyle Growth 820 Trust - 4,722 shares (cost $51,922)                   43,822
        Lifestyle Moderate 460 Trust - 198 shares (cost $2,266)                     2,218
        Mid Cap Growth Trust - 18,979 shares (cost $163,620)                      138,357
        Mid Cap Index Trust - 4,880 shares (cost $57,741)                          52,805
        Mid Cap Opportunities Trust - 155 shares (cost $1,269)                      1,143
        Mid Cap Stock Trust - 3,507 shares (cost $35,297)                          29,246
        Mid Cap Value Trust - 4,044 shares (cost $52,769)                          47,482
        Money Market Trust - 207,095 shares (cost $2,070,945)                   2,070,945
        Overseas Trust - 3,663 shares (cost $32,287)                               24,503

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT B

                STATEMENT OF ASSETS AND CONTRACT OWNERS' EQUITY

                               DECEMBER 31, 2002

ASSETS (CONTINUED)
Investments at fair value:
    Sub-Accounts:
        Pacific Rim Emerging Markets Trust - 1,667 shares (cost $12,128)        $    9,682
        Quantitative Equity Trust - 7,882 shares (cost $160,452)                    97,653
        Quantitative Mid Cap Trust - 1 shares (cost $5)                                  5
        Real Estate Securities Trust - 7,648 shares (cost $120,140)                118,093
        Science & Technology Trust - 10,392 shares (cost $157,326)                  78,981
        Small Cap Index Trust - 3,220 shares (cost $30,917)                         28,276
        Small Company Blend Trust - 2,626 shares (cost $25,683)                     21,431
        Small Company Value Trust - 12,415 shares (cost $171,927)                  160,148
        Strategic Bond Trust - 14,565 shares (cost $152,253)                       158,608
        Strategic Growth Trust - 387 shares (cost $2,980)                            3,069
        Strategic Opportunities Trust - 15,820 shares (cost $185,237)              122,446
        Tactical Allocation Trust - 885 shares (cost $7,532)                         6,825
        Telecommunications Trust - 468 shares (cost $2,448)                          1,943
        Total Return Trust - 17,029 shares (cost $237,686)                         245,736
        Total Stock Market Index Trust - 7,166 shares (cost $65,699)                54,673
        U.S. Government Securities Trust - 23,643 shares (cost $329,418)           336,205
        U.S. Large Cap Value Trust - 5,281 shares (cost $58,094)                    49,694
        Value Trust - 7,759 shares (cost $113,867)                                  96,909
        500 Index Trust - 17,537 shares (cost $154,048)                            133,278
                                                                                ----------
Total assets                                                                    $6,758,603
                                                                                ==========

CONTRACT OWNERS' EQUITY
Variable life contracts                                                         $6,758,603
                                                                                ==========

See accompanying notes.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity

                                                                                      SUB-ACCOUNT
                                                           --------------------------------------------------------------
                                                                  AGGRESSIVE GROWTH
                                                                      TRUST                      ALL CAP CORE TRUST
                                                           --------------------------------------------------------------
                                                            YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                            DEC. 31/02       DEC. 31/01        DEC. 31/02      DEC. 31/01
                                                           --------------------------------------------------------------
Income:
    Net investment income during the year                  $         -         $      -         $       -      $        -
    Net realized gain (loss) during the year                   (79,209)         (13,807)         (189,938)        (23,730)
    Unrealized appreciation (depreciation) during
        the year                                                36,033          (64,410)          132,654         (52,413)
                                                           --------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                                 (43,176)         (78,217)          (57,284)        (76,143)
                                                          ---------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                                    23,271           20,730            36,265          45,985
    Transfer on terminations                                  (101,444)         (40,354)          (87,152)        (42,797)
    Transfer on policy loans                                         -                -                 -               -
    Net interfund transfers                                     (4,071)           1,490          (104,715)         50,631
                                                           --------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                     (82,244)         (18,134)         (155,602)         53,819
                                                           --------------------------------------------------------------
Total increase (decrease) in assets                           (125,420)         (96,351)         (212,886)        (22,324)

Assets beginning of year                                       207,717          304,068           321,442         343,766
                                                           --------------------------------------------------------------
Assets end of year                                         $    82,297         $207,717         $ 108,556      $  321,442
                                                           ==============================================================


* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                  SUB-ACCOUNT
  --------------------------------------------------------------------------------------------------------
             ALL CAP GROWTH
                 TRUST                           ALL CAP VALUE TRUST                  BALANCED TRUST
  --------------------------------------------------------------------------------------------------------
    YEAR ENDED           YEAR ENDED        YEAR ENDED       PERIOD ENDED      YEAR ENDED       YEAR ENDED
    DEC. 31/02           DEC. 31/01        DEC. 31/02        DEC. 31/01*      DEC. 31/02       DEC. 31/01
  --------------------------------------------------------------------------------------------------------
  $            -        $      6,099      $          4      $         18     $        125     $         39
         (48,069)            (14,072)              736                61             (452)             (66)

          22,015             (21,996)          (54,054)            6,114             (792)            (374)
  --------------------------------------------------------------------------------------------------------

         (26,054)            (29,969)          (53,314)            6,193           (1,119)            (401)
  --------------------------------------------------------------------------------------------------------

          23,861              23,683           147,358           139,664            9,505            3,716
         (50,534)            (18,298)          (11,815)           (2,637)          (1,648)            (500)
               -                   -                 -                 -                -                -
          22,668                (719)               22                 -            1,528               74
  --------------------------------------------------------------------------------------------------------

          (4,005)              4,666           135,565           137,027            9,385            3,290
  --------------------------------------------------------------------------------------------------------
         (30,059)            (25,303)           82,251           143,220            8,266            2,889

          99,760             125,063           143,220                 -            4,863            1,974
  --------------------------------------------------------------------------------------------------------
  $       69,701        $     99,760      $    225,471      $    143,220     $     13,129     $      4,863
  ========================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                               SUB-ACCOUNT
                                                    ---------------------------------------------------------------
                                                         BLUE CHIP GROWTH                 CAPITAL APPRECIATION
                                                              TRUST                              TRUST
                                                    ---------------------------------------------------------------
                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED       PERIOD ENDED
                                                      DEC. 31/02      DEC. 31/01      DEC. 31/02       DEC. 31/01*
                                                    ---------------------------------------------------------------
Income:
    Net investment income during the year           $           -     $    2,766      $        -       $       -
    Net realized gain (loss) during the year               (9,019)        (3,821)            (50)             95
    Unrealized appreciation (depreciation) during
        the year                                          (41,732)        (3,215)           (236)              -
                                                    ------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                            (50,751)        (4,270)           (286)             95
                                                    ------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                              105,274        143,359             455               -
    Transfer on terminations                              (35,963)       (12,623)           (238)            (95)
    Transfer on policy loans                                    -              -               -               -
    Net interfund transfers                                38,625         10,653           2,571               -
                                                    ------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                107,936        141,389           2,788             (95)
                                                    ------------------------------------------------------------
Total increase (decrease) in assets                        57,185        137,119           2,502               -

Assets beginning of year                                  164,347         27,228               -               -
                                                    ------------------------------------------------------------
Assets end of year                                  $     221,532     $  164,347      $    2,502       $       -
                                                    ============================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                                 SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
     CAPITAL OPPORTUNITIES
            TRUST                           DIVERSIFIED BOND TRUST                   DYNAMIC GROWTH TRUST
--------------------------------------------------------------------------------------------------------------
YEAR ENDED         PERIOD ENDED         YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
DEC. 31/02         DEC. 31/01*          DEC. 31/02          DEC. 31/01          DEC. 31/02          DEC. 31/01
--------------------------------------------------------------------------------------------------------------
$       -           $       -           $  13,600           $  18,942           $       -           $      51
     (319)                (20)             15,872               5,776              (6,494)            (10,501)

     (519)                (27)             (9,293)             (1,519)             (4,530)             (4,568)
-------------------------------------------------------------------------------------------------------------

     (838)                (47)             20,179              23,199             (11,024)            (15,018)
-------------------------------------------------------------------------------------------------------------

    6,066                   -              28,303               3,969              24,596              28,637
   (1,436)               (212)           (208,335)            (56,293)             (7,568)             (6,677)
        -                   -                   -                   -                   -                   -
        -               1,225              80,343                   -              (1,421)                 94
-------------------------------------------------------------------------------------------------------------

    4,630               1,013             (99,689)            (52,324)             15,607              22,054
-------------------------------------------------------------------------------------------------------------
    3,792                 966             (79,510)            (29,125)              4,583               7,036

      966                   -             314,222             343,347              33,636              26,600
-------------------------------------------------------------------------------------------------------------
$   4,758           $     966           $ 234,712           $ 314,222           $  38,219           $  33,636
=============================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                         SUB-ACCOUNT
                                                           ----------------------------------------------------------------------
                                                               EMERGING SMALL COMPANY
                                                                        TRUST                           EQUITY-INCOME TRUST
                                                           ----------------------------------------------------------------------
                                                           YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                           DEC. 31/02          DEC. 31/01          DEC. 31/02          DEC. 31/01
                                                           ----------------------------------------------------------------------
Income:
    Net investment income during the year                  $       -           $   4,759           $   9,363           $     811
    Net realized gain (loss) during the year                 (45,243)             (7,522)            (13,740)               (276)
    Unrealized appreciation (depreciation) during
        the year                                              17,281             (30,741)            (38,099)                451
                                                           ---------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                               (27,962)            (33,504)            (42,476)                986
                                                           ---------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                                  12,914              18,570              81,385              77,598
    Transfer on terminations                                 (49,555)            (20,666)            (26,705)             (8,186)
    Transfer on policy loans                                       -                   -                   -                   -
    Net interfund transfers                                   (1,623)                 95             144,797               3,803
                                                           ---------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                   (38,264)             (2,001)            199,477              73,215
                                                           ---------------------------------------------------------------------
Total increase (decrease) in assets                          (66,226)            (35,505)            157,001              74,201

Assets beginning of year                                     109,547             145,052              81,523               7,322
                                                           ---------------------------------------------------------------------
Assets end of year                                         $  43,321           $ 109,547           $ 238,524           $  81,523
                                                           =====================================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
                                                                                   FUNDAMENTAL
     EQUITY INDEX TRUST                 FINANCIAL SERVICES TRUST                   VALUE TRUST
---------------------------------------------------------------------------------------------------------
YEAR ENDED         YEAR ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED        PERIOD ENDED
DEC. 31/02         DEC. 31/01        DEC. 31/02        DEC. 31/01*         DEC. 31/02        DEC. 31/01*
---------------------------------------------------------------------------------------------------------
$     76           $    148           $      -           $      1           $     11           $      -
  (1,037)              (396)               (95)               (13)              (619)                 -

  (1,599)              (966)              (521)                63             (5,401)                57
-------------------------------------------------------------------------------------------------------

  (2,560)            (1,214)              (616)                51             (6,009)                57
-------------------------------------------------------------------------------------------------------

   5,000              5,000              3,952              1,055              6,784                  -
  (2,231)            (2,100)            (1,039)              (280)            (5,214)               (52)
       -                  -                  -                  -                  -                  -
       -                  -                672              2,243             42,026              4,486
-------------------------------------------------------------------------------------------------------

   2,769              2,900              3,585              3,018             43,596              4,434
-------------------------------------------------------------------------------------------------------
     209              1,686              2,969              3,069             37,587              4,491

   8,561              6,875              3,069                  -              4,491                  -
-------------------------------------------------------------------------------------------------------
$  8,770           $  8,561           $  6,038           $  3,069           $ 42,078           $  4,491
=======================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                        SUB-ACCOUNT
                                                           ----------------------------------------------------------------------

                                                                 GLOBAL BOND TRUST                      GLOBAL EQUITY TRUST
                                                           ----------------------------------------------------------------------
                                                           YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                           DEC. 31/02         DEC. 31/01+          DEC. 31/02          DEC. 31/01
                                                           ----------------------------------------------------------------------
Income:
    Net investment income during the year                  $       -           $       -           $   1,087           $  24,594
    Net realized gain (loss) during the year                      35                   2             (26,093)             (6,860)
    Unrealized appreciation (depreciation) during
        the year                                                 239                   4              10,998             (41,893)
                                                           ---------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                                   274                   6             (14,008)            (24,159)
                                                           ---------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                                   1,995                 288              18,874              22,331
    Transfer on terminations                                    (394)                (65)             (6,626)             (9,263)
    Transfer on policy loans                                      -                   -                   -                   -
    Net interfund transfers                                    1,422                   -             (67,732)            (12,182)
                                                           ---------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                     3,023                 223             (55,484)                886
                                                           ---------------------------------------------------------------------
Total increase (decrease) in assets                            3,297                 229             (69,492)            (23,273)

Assets beginning of year                                         229                   -             120,802             144,075
                                                           ---------------------------------------------------------------------
Assets end of year                                         $   3,526           $     229           $  51,310           $ 120,802
                                                           =====================================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

+   Fund available in prior year but no activity.

See accompanying notes.

                                                 SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
       GROWTH & INCOME
            TRUST                            HEALTH SCIENCES TRUST                    HIGH YIELD TRUST
--------------------------------------------------------------------------------------------------------------
YEAR ENDED          YEAR ENDED          YEAR ENDED         PERIOD ENDED         YEAR ENDED          YEAR ENDED
DEC. 31/02          DEC. 31/01          DEC. 31/02         DEC. 31/01*          DEC. 31/02          DEC. 31/01
--------------------------------------------------------------------------------------------------------------
$  12,053           $  23,704           $      98           $       -           $   4,103           $     543
 (122,632)            (18,532)             (2,861)                  6              (1,909)               (244)

   22,227             (58,002)            (10,953)                122              (3,281)                (68)
-------------------------------------------------------------------------------------------------------------

  (88,352)            (52,830)            (13,716)                128              (1,087)                231
-------------------------------------------------------------------------------------------------------------

  116,212             104,284              11,068              46,563              55,612              52,624
 (138,932)            (57,850)             (4,034)               (946)             (9,385)             (3,007)
        -                   -                   -                   -                   -                   -
  101,163              (8,963)              3,506               2,243              53,105                 199
-------------------------------------------------------------------------------------------------------------

   78,443              37,471              10,540              47,860              99,332              49,816
-------------------------------------------------------------------------------------------------------------
   (9,909)            (15,359)             (3,176)             47,988              98,245              50,047

  451,836             467,195              47,988                   -              52,896               2,849
-------------------------------------------------------------------------------------------------------------
$ 441,927           $ 451,836           $  44,812           $  47,988           $ 151,141           $  52,896
=============================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                            SUB-ACCOUNT
                                                          --------------------------------------------------
                                                                                               INTERNATIONAL
                                                              INCOME & VALUE TRUST              INDEX TRUST
                                                          --------------------------------------------------
                                                          YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                          DEC. 31/02         DEC. 31/01        DEC. 31/02+
                                                          --------------------------------------------------
Income:
    Net investment income during the year                  $  1,267           $      -           $     18
    Net realized gain (loss) during the year                   (926)               (29)               (32)
    Unrealized appreciation (depreciation) during
        the year                                            (10,690)               (59)              (254)
                                                           ----------------------------------------------
Net increase (decrease) in assets from
    operations                                              (10,349)               (88)              (268)
                                                           ----------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                                 59,917              3,675              1,845
    Transfer on terminations                                 (4,732)              (487)              (347)
    Transfer on policy loans                                      -                  -                  -
    Net interfund transfers                                   8,865              2,783                 27
                                                           ----------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                   64,050              5,971              1,525
                                                           ----------------------------------------------
Total increase (decrease) in assets                          53,701              5,883              1,257

Assets beginning of year                                      5,883                  -                  -
                                                           ----------------------------------------------
Assets end of year                                         $ 59,584           $  5,883           $  1,257
                                                           ==============================================

+   Fund available in prior year but no activity.

See accompanying notes.

                                                 SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
      INTERNATIONAL SMALL                    INTERNATIONAL STOCK                     INTERNATIONAL VALUE
           CAP TRUST                                TRUST                                   TRUST
--------------------------------------------------------------------------------------------------------------
YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
DEC. 31/02          DEC. 31/01          DEC. 31/02          DEC. 31/01          DEC. 31/02          DEC. 31/01
--------------------------------------------------------------------------------------------------------------
$       -           $       -           $     433           $   6,031           $      78           $     101
  (40,657)            (11,193)            (39,827)             (7,881)             (1,246)               (101)

   32,097             (27,214)             19,625             (31,446)             (1,041)               (322)
-------------------------------------------------------------------------------------------------------------

   (8,560)            (38,407)            (19,769)            (33,296)             (2,209)               (322)
-------------------------------------------------------------------------------------------------------------

    8,847              17,697              16,324              17,838               8,560               6,709
  (46,912)            (16,152)            (58,365)            (22,654)             (2,551)             (1,452)
        -                   -                   -                   -                   -                   -
       48                (784)               (381)                246                (969)              1,292
-------------------------------------------------------------------------------------------------------------

  (38,017)                761             (42,422)             (4,570)              5,040               6,549
-------------------------------------------------------------------------------------------------------------
  (46,577)            (37,646)            (62,191)            (37,866)              2,831               6,227

   85,451             123,097             115,070             152,936               8,148               1,921
-------------------------------------------------------------------------------------------------------------
$  38,874           $  85,451           $  52,879           $ 115,070           $  10,979           $   8,148
=============================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                        SUB-ACCOUNT
                                                           ----------------------------------------------------------------------
                                                               INTERNET TECHNOLOGIES                     INVESTMENT QUALITY
                                                                       TRUST                                 BOND TRUST
                                                           ----------------------------------------------------------------------
                                                           YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                           DEC. 31/02          DEC. 31/01          DEC. 31/02          DEC. 31/01
                                                           ----------------------------------------------------------------------
Income:
    Net investment income during the year                  $       -           $       -           $   5,984           $      32
    Net realized gain (loss) during the year                  (3,570)             (1,542)                201                  57
    Unrealized appreciation (depreciation) during
        the year                                                  77                (870)              6,537                 154
                                                           ---------------------------------------------------------------------
Net increase (decrease) in assets from
     operations                                               (3,493)             (2,412)             12,722                 243
                                                           ---------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                                  11,264               8,670             122,390              63,089
    Transfer on terminations                                  (2,602)             (1,842)            (13,003)             (3,696)
    Transfer on policy loans                                       -                   -                   -                   -
    Net interfund transfers                                   (1,777)                  -              49,612               2,356
                                                           ---------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                     6,885               6,828             158,999              61,749
                                                           ---------------------------------------------------------------------
Total increase (decrease) in assets                            3,392               4,416             171,721              61,992

Assets beginning of year                                       7,114               2,698              62,300                 308
                                                           ---------------------------------------------------------------------
Assets end of year                                         $  10,506           $   7,114           $ 234,021           $  62,300
                                                           =====================================================================

+ Fund available in prior year but no activity.

See accompanying notes.

                               SUB-ACCOUNT
-------------------------------------------------------------------------
       LARGE CAP GROWTH              LIFESTYLE AGGRES-    LIFESTYLE BAL-
            TRUST                     SIVE 1000 TRUST    ANCED 640 TRUST
-------------------------------------------------------------------------
YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
DEC. 31/02          DEC. 31/01         DEC. 31/02+         DEC. 31/02+
-------------------------------------------------------------------------
$   1,077           $  11,436           $      30           $      12
 (126,801)            (15,176)             (2,531)               (136)

   50,584             (49,602)                130                 (77)
---------------------------------------------------------------------

  (75,140)            (53,342)             (2,371)               (201)
---------------------------------------------------------------------

   46,198              41,727              11,690              10,670
 (125,472)            (46,805)             (1,349)             (2,061)
        -                   -                   -                   -
   68,131               9,909                 844               3,804
---------------------------------------------------------------------

  (11,143)              4,831              11,185              12,413
---------------------------------------------------------------------
  (86,283)            (48,511)              8,814              12,212

  249,260             297,771                   -                   -
---------------------------------------------------------------------
$ 162,977           $ 249,260           $   8,814           $  12,212
=====================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                              SUB-ACCOUNT
                                                           --------------------------------------------------
                                                                 LIFESTYLE GROWTH            LIFESTYLE MODER-
                                                                     820 TRUST                 ATE 460 TRUST
                                                           --------------------------------------------------
                                                           YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                           DEC. 31/02       DEC. 31/01+        DEC. 31/02+
                                                           --------------------------------------------------
Income:
    Net investment income during the year                  $  1,043           $      -           $     19
    Net realized gain (loss) during the year                 (2,082)              (281)                (2)
    Unrealized appreciation (depreciation) during
        the year                                             (7,271)              (829)               (48)
                                                           ----------------------------------------------
Net increase (decrease) in assets from
    operations                                               (8,310)            (1,110)               (31)
                                                           ----------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                                  3,023             62,339              3,923
    Transfer on terminations                                 (7,565)            (4,584)            (1,712)
    Transfer on policy loans                                      -                  -                  -
    Net interfund transfers                                      29                  -                 38
                                                           ----------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                   (4,513)            57,755              2,249
                                                           ----------------------------------------------
Total increase (decrease) in assets                         (12,823)            56,645              2,218

Assets beginning of year                                     56,645                  -                  -
                                                           ----------------------------------------------
Assets end of year                                         $ 43,822           $ 56,645           $  2,218
                                                           ==============================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

+    Fund available in prior year but no activity.

See accompanying notes.

                                                         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                                                      MID CAP OPPORTUNITIES
     MID CAP GROWTH TRUST             MID CAP INDEX TRUST                     TRUST                    MID CAP STOCK TRUST
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED       PERIOD ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED     YEAR ENDED
DEC. 31/02       DEC. 31/01(*)     DEC. 31/02     DEC. 31/01      DEC. 31/02      DEC. 31/01(*)     DEC. 31/02     DEC. 31/01
-----------------------------------------------------------------------------------------------------------------------------
$        -       $          -      $      271     $      195      $        -      $          -      $        -      $       -
      (858)                47          (2,129)           (72)            (53)                3          (1,444)          (316)

   (28,544)             3,280          (6,518)         1,578            (139)               13          (5,573)          (652)
-----------------------------------------------------------------------------------------------------------------------------

   (29,402)             3,327          (8,376)         1,701            (192)               16          (7,017)          (968)
-----------------------------------------------------------------------------------------------------------------------------

    84,389             84,254          27,149          8,783           1,419               185          15,582         17,623
    (3,563)              (745)         (7,477)        (1,872)           (273)              (50)         (6,914)        (3,078)
         -                  -               -              -               -                 -             238         (2,654)
        97                  -           9,990         21,161              38                 -           1,193          1,551
-----------------------------------------------------------------------------------------------------------------------------

    80,923             83,509          29,662         28,072           1,184               135          10,099         13,442
-----------------------------------------------------------------------------------------------------------------------------
    51,521             86,836          21,286         29,773             992               151           3,082         12,474

    86,836                  -          31,519          1,746             151                 -          26,164         13,690
-----------------------------------------------------------------------------------------------------------------------------
$  138,357       $     86,836      $   52,805     $   31,519      $    1,143      $        151      $   29,246     $   26,164
=============================================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                             SUB-ACCOUNT
                                                     --------------------------------------------------------------

                                                          MID CAP VALUE TRUST                 MONEY MARKET TRUST
                                                     --------------------------------------------------------------
                                                     YEAR ENDED        PERIOD ENDED       YEAR ENDED     YEAR ENDED
                                                     DEC. 31/02        DEC. 31/01*        DEC. 31/02     DEC. 31/01
                                                     --------------------------------------------------------------
Income:
  Net investment income during the year              $        -        $          8       $   17,004     $   16,703
  Net realized gain (loss) during the year                  (14)                  1                -              -
  Unrealized appreciation (depreciation) during
    the year                                             (5,580)                293                -              -
                                                     --------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                            (5,594)                302           17,004         16,703
                                                     --------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                               16,550               2,471        1,977,238        745,601
  Transfer on terminations                               (5,428)               (461)        (143,810)       (49,951)
  Transfer on policy loans                                    -                   -                -              -
  Net interfund transfers                                38,504               1,138         (519,470)      (202,450)
                                                     --------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                                 49,626               3,148        1,313,958        493,200
                                                     --------------------------------------------------------------
Total increase (decrease) in assets                      44,032               3,450        1,330,962        509,903

Assets beginning of year                                  3,450                   -          739,983        230,080
                                                     --------------------------------------------------------------
Assets end of year                                   $   47,482        $      3,450       $2,070,945     $ 739,983
                                                     ==============================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

See accompanying notes.

                                      SUB-ACCOUNT
-------------------------------------------------------------------------------------
                                 PACIFIC RIM EMERGING          QUANTITATIVE EQUITY
     OVERSEAS TRUST                  MARKETS TRUST                    TRUST
-------------------------------------------------------------------------------------
YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01
-------------------------------------------------------------------------------------
$      106     $    1,444     $        3     $        2     $      581     $   43,657
    (4,737)        (1,593)          (110)           (35)      (114,393)       (17,358)

    (1,487)        (5,009)        (2,322)           (90)        51,928       (104,731)
-------------------------------------------------------------------------------------

    (6,118)        (5,158)        (2,429)          (123)       (61,884)       (78,432)
-------------------------------------------------------------------------------------

    15,197         20,395             84            495         27,175         32,322
    (5,388)        (4,865)          (421)          (142)      (115,127)       (47,352)
         -              -              -              -              -              -
    (3,313)            94         11,695              -         (6,450)        10,597
-------------------------------------------------------------------------------------

     6,496         15,624         11,358            353        (94,402)        (4,433)
-------------------------------------------------------------------------------------
       378         10,466          8,929            230       (156,286)       (82,865)

    24,125         13,659            753            523        253,939        336,804
-------------------------------------------------------------------------------------
$   24,503     $   24,125     $    9,682     $      753     $   97,653      $ 253,939
=====================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                    SUB-ACCOUNT
                                                    -------------------------------------------
                                                    QUANTITATIVE        REAL ESTATE SECURITIES
                                                    MID CAP TRUST                TRUST
                                                    -------------------------------------------
                                                     YEAR ENDED       YEAR ENDED     YEAR ENDED
                                                    DEC. 31/02+       DEC. 31/02     DEC. 31/01
                                                    -------------------------------------------
Income:
  Net investment income during the year             $           -     $    3,754     $       86
  Net realized gain (loss) during the year                    (12)           354             80
  Unrealized appreciation (depreciation) during
    the year                                                    -         (2,461)            30
                                                    -------------------------------------------
Net increase (decrease) in assets from
  operations                                                  (12)         1,647            196
                                                    -------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                                    106        109,814          4,556
  Transfer on terminations                                    (89)        (3,903)          (694)
  Transfer on policy loans                                      -              -              -
  Net interfund transfers                                       -          3,881            (60)
                                                    -------------------------------------------
Net increase (decrease) in assets from
  principal transactions                                       17        109,792          3,802
                                                    -------------------------------------------
Total increase (decrease) in assets                             5        111,439          3,998

Assets beginning of year                                        -          6,654          2,656
                                                    -------------------------------------------
Assets end of year                                  $           5     $  118,093     $    6,654
                                                    ===========================================

+   Fund available in prior year but no activity.

See accompanying notes.

                                       SUB-ACCOUNT
----------------------------------------------------------------------------------------
  SCIENCE & TECHNOLOGY                                            SMALL COMPANY BLEND
          TRUST                  SMALL CAP INDEX TRUST                   TRUST
----------------------------------------------------------------------------------------
YEAR ENDED    YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED     YEAR ENDED
DEC. 31/02    DEC. 31/01      DEC. 31/02     DEC. 31/01+       DEC. 31/02     DEC. 31/01
----------------------------------------------------------------------------------------
$        -    $    6,660      $      248     $         147     $       21     $       27
  (103,590)      (17,387)         (2,952)              (55)          (573)        (1,050)

    46,320       (59,994)         (3,458)              817         (4,616)         1,327
----------------------------------------------------------------------------------------

   (57,270)      (70,721)         (6,162)              909         (5,168)           304
----------------------------------------------------------------------------------------

    47,097        60,328          27,754             8,560         12,700         10,106
   (40,516)      (26,197)         (3,776)             (847)        (3,861)        (1,973)
       280        (2,654)              -                 -              -              -
     1,538        12,307           1,178               660          5,734          1,472
----------------------------------------------------------------------------------------

     8,399        43,784          25,156             8,373         14,573          9,605
----------------------------------------------------------------------------------------
   (48,871)      (26,937)         18,994             9,282          9,405          9,909

   127,852       154,789           9,282                 -         12,026          2,117
----------------------------------------------------------------------------------------
$   78,981    $  127,852      $   28,276     $       9,282     $   21,431     $   12,026
========================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                SUB-ACCOUNT
                                                        ----------------------------------------------------------
                                                           SMALL COMPANY VALUE
                                                                  TRUST                     STRATEGIC BOND TRUST
                                                        ----------------------------------------------------------
                                                        YEAR ENDED       YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                        DEC. 31/02       DEC. 31/01      DEC. 31/02     DEC. 31/01
                                                        ----------------------------------------------------------
Income:
  Net investment income during the year                 $      749       $       15      $   21,819     $   25,508
  Net realized gain (loss) during the year                   3,397              333           1,254          2,843
  Unrealized appreciation (depreciation) during
    the year                                               (14,902)           2,687          (3,755)        (7,997)
                                                        ----------------------------------------------------------
Net increase (decrease) in assets from
  operations                                               (10,756)           3,035          19,318         20,354
                                                        ----------------------------------------------------------
Changes from principal transactions:
  Transfer of net premiums                                  49,279           99,052          10,664          6,436
  Transfer on terminations                                 (15,529)          (5,427)       (202,038)       (56,422)
  Transfer on policy loans                                     223           (2,654)              -              -
  Net interfund transfers                                   37,219            1,294          10,386         10,354
                                                        ----------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                                    71,192           92,265        (180,988)       (39,632)
                                                        ----------------------------------------------------------
Total increase (decrease) in assets                         60,436           95,300        (161,670)       (19,278)

Assets beginning of year                                    99,712            4,412         320,278        339,556
                                                        ----------------------------------------------------------
Assets end of year                                      $  160,148       $   99,712      $  158,608     $  320,278
                                                        ==========================================================

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

+ Fund available in prior year but no activity.

See accompanying notes.

------------------------------------------------------------------------------------------------------------
STRATEGIC GROWTH          STRATEGIC OPPORTUNITIES        TACTICAL ALLOCATION            TELECOMMUNI-
     TRUST                         TRUST                        TRUST                  CATIONS TRUST
------------------------------------------------------------------------------------------------------------
   YEAR ENDED          YEAR ENDED        YEAR ENDED          YEAR ENDED         YEAR ENDED      PERIOD ENDED
  DEC. 31/02+          DEC. 31/02        DEC. 31/01          DEC. 31/02+        DEC. 31/02      DEC. 31/01*
------------------------------------------------------------------------------------------------------------
  $         -          $        -        $   25,151          $         -        $        -      $          -
          (19)            (65,069)           (9,166)                 (62)             (541)              (27)

           89              (9,728)          (43,829)                (707)             (469)              (36)
------------------------------------------------------------------------------------------------------------

           70             (74,797)          (27,844)                (769)           (1,010)              (63)
------------------------------------------------------------------------------------------------------------
          776              64,041            62,550                7,829             2,422             1,536
         (166)            (68,646)          (30,035)                (697)             (994)             (164)
            -                   -                 -                    -                 -                 -
        2,389              10,753             1,122                  462               216                 -
------------------------------------------------------------------------------------------------------------

        2,999               6,148            33,637                7,594             1,644             1,372
------------------------------------------------------------------------------------------------------------
        3,069             (68,649)            5,793                6,825               634             1,309

            -             191,095           185,302                    -             1,309                 -
------------------------------------------------------------------------------------------------------------
  $     3,069          $  122,446        $  191,095          $     6,825        $    1,943      $      1,309
============================================================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                  SUB-ACCOUNT
                                                         -------------------------------------------------------------
                                                                                               TOTAL STOCK MARKET
                                                             TOTAL RETURN TRUST                    INDEX TRUST
                                                         -------------------------------------------------------------
                                                         YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                         DEC. 31/02       DEC. 31/01      DEC. 31/02       DEC. 31/01+
                                                         -------------------------------------------------------------
Income:
  Net investment income during the year                  $    7,057       $      549      $      538       $       149
  Net realized gain (loss) during the year                      501              106            (782)               30
  Unrealized appreciation (depreciation) during
    the year                                                  8,339             (355)        (11,086)               60
                                                         -------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                                 15,897              300         (11,330)              239
                                                         -------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                                  121,195           69,888          46,693            11,463
  Transfer on terminations                                  (18,673)          (4,657)         (6,131)             (890)
  Transfer on policy loans                                        -                -               -                 -
  Net interfund transfers                                    50,397           10,128           6,869             7,760
                                                         -------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                                    152,919           75,359          47,431            18,333
                                                         -------------------------------------------------------------
Total increase (decrease) in assets                         168,816           75,659          36,101            18,572

Assets beginning of year                                     76,920            1,261          18,572                 -
                                                         -------------------------------------------------------------
Assets end of year                                       $  245,736       $   76,920      $   54,673       $    18,572
                                                         =============================================================

+ Fund available in prior year but no activity.

See accompanying notes.

----------------------------------------------------------------------------
   U.S. GOVERNMENT         U.S. LARGE CAP VALUE
   SECURITIES TRUST                TRUST                 VALUE TRUST
----------------------------------------------------------------------------
YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
----------------------------------------------------------------------------
$   6,236    $     238    $      97    $     129    $   1,358     $     806
      325           78       (2,110)        (448)      (3,462)          638

    7,872       (1,161)      (9,726)       1,400      (17,689)         (632)
----------------------------------------------------------------------------

   14,433         (845)     (11,739)       1,081      (19,793)          812
----------------------------------------------------------------------------

  180,813      153,668       30,245       34,117       59,095        71,669
  (24,914)      (5,117)      (9,466)      (5,164)     (13,865)       (8,419)
        -            -            -            -          234        (2,654)
   11,612        2,291        4,415         (745)      (3,843)        4,739
----------------------------------------------------------------------------

  167,511      150,842       25,194       28,208       41,621        65,335
----------------------------------------------------------------------------
  181,944      149,997       13,455       29,289       21,828        66,147

  154,261        4,264       36,239        6,950       75,081         8,934
----------------------------------------------------------------------------
$ 336,205    $ 154,261    $  49,694    $  36,239    $  96,909     $  75,081
============================================================================

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                           SUB-ACCOUNT
                                                   ---------------------------

                                                        500 INDEX TRUST                    TOTAL
                                                   ---------------------------------------------------------
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                    DEC. 31/02     DEC. 31/01     DEC. 31/02     DEC. 31/01
                                                   ---------------------------------------------------------
Income:
  Net investment income during the year            $         2    $       518    $   110,325    $   222,067
  Net realized gain (loss) during the year              (6,941)          (357)    (1,052,765)      (173,771)
  Unrealized appreciation (depreciation) during
    the year                                           (21,298)           531        124,596       (596,039)
                                                   --------------------------------------------------------
Net increase (decrease) in assets from
  operations                                           (28,237)           692       (817,844)      (547,743)
                                                   --------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                              91,164         27,334      4,049,871      2,493,192
  Transfer on terminations                             (24,600)        (5,691)    (1,743,184)      (640,786)
  Transfer on policy loans                                   -              -            975        (10,616)
  Net interfund transfers                               26,647         45,413        143,294              -
                                                   --------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                                93,211         67,056      2,450,956      1,841,790
                                                   --------------------------------------------------------
Total increase (decrease) in assets                     64,974         67,748      1,633,112      1,294,047

Assets beginning of year                                68,304            556      5,125,491      3,831,444
                                                   --------------------------------------------------------
Assets end of year                                 $   133,278    $    68,304    $ 6,758,603    $ 5,125,491
                                                   ========================================================

See accompanying notes.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                          Notes to Financial Statements

                                December 31, 2002

1. ORGANIZATION

The Manufacturers Life Insurance Company of New York Separate Account B (the "Account") is a separate account administered and sponsored by The Manufacturers Life Insurance Company of New York (the "Company"). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the "Act") and has fifty-eight active investment sub-accounts. Each investment sub-account invests solely in shares of a particular Manufacturers Investment Trust (the "Trust") portfolio. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals exclusively with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the "Contracts") issued by the Company.

The Company is a wholly owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA") which in turn is an indirect, wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded stock life insurance company. Prior to 2002, the Company was a wholly owned subsidiary of The Manufacturers Life Insurance Company of North America ("MNA"). Effective January 1, 2002 MNA was merged with and into ManUSA.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

1. ORGANIZATION (CONTINUED)

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

   PREVIOUS NAME                   NEW NAME                   EFFECTIVE DATE
   -------------                   --------                   --------------
   Growth Trust               All Cap Core Trust             November 25, 2002
Mid Cap Blend Trust      Strategic Opportunities Trust          May 1, 2001

The following sub-accounts of the Account were added as investment options for variable universal life insurance contract holders of the Company:

                                         COMMENCEMENT OF OPERATIONS OF
                                                THE SUB-ACCOUNTS
                                         -----------------------------
All Cap Value Trust                               May 1, 2001
Capital Appreciation Trust                        May 1, 2001
Capital Opportunities Trust                       May 1, 2001
Financial Services Trust                          May 1, 2001
Fundamental Value Trust                           May 1, 2001
Health Sciences Trust                             May 1, 2001
Mid Cap Growth Trust                              May 1, 2001
Mid Cap Opportunities Trust                       May 1, 2001
Mid Cap Value Trust                               May 1, 2001
Quantitative Mid Cap Trust+                       May 1, 2001
Strategic Growth Trust+                           May 1, 2001
Telecommunications Trust                          May 1, 2001
Utilities Trust++                                 May 1, 2001

+  Fund available but no activity in 2001.

++ Fund available but no activity in 2001 and 2002.

2. SIGNIFICANT ACCOUNTING POLICIES

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

The 2001 financial highlights have been recomputed to conform to current year presentation.

3. CONTRACT CHARGES

The Company deducts certain charges from gross premium before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance, a charge for mortality and expense risk, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

                                          PURCHASES      SALES
                                         ------------------------
SUB-ACCOUNTS:
    Aggressive Growth Trust               $   15,706   $   97,950
    All Cap Core Trust                        39,086      194,688
    All Cap Growth Trust                      43,220       47,225
    All Cap Value Trust                      198,309       62,741
    Balanced Trust                            10,962        1,451
    Blue Chip Growth Trust                   182,619       74,683
    Capital Appreciation Trust                 3,029          241
    Capital Opportunities Trust                5,868        1,239
    Diversified Bond Trust                   144,153      230,242
    Dynamic Growth Trust                      21,452        5,845
    Emerging Small Company Trust              10,363       48,627
    Equity-Income Trust                      311,377      102,537
    Equity Index Trust                         4,904        2,060
    Financial Services Trust                   4,473          888
    Fundamental Value Trust                   48,013        4,405
    Global Bond Trust                          3,379          356
    Global Equity Trust                       21,191       75,587
    Growth & Income Trust                    366,109      275,614
    Health Sciences Trust                     63,038       52,401
    High Yield Trust                         110,833        7,398
    Income & Value Trust                      70,240        4,923
    International Index Trust                  1,775          231
    International Small Cap Trust              6,164       44,181
    International Stock Trust                 15,152       57,142
    International Value Trust                 10,933        5,816
    Internet Technologies Trust                9,809        2,924
    Investment Quality Bond Trust            182,853       17,870
    Large Cap Growth Trust                   196,001      206,067
    Lifestyle Aggressive 1000 Trust           20,573        9,358
    Lifestyle Balanced 640 Trust              13,798        1,373
    Lifestyle Growth 820 Trust                55,062       58,533
    Lifestyle Moderate 460 Trust               2,410          143
    Mid Cap Growth Trust                      84,470        3,548
    Mid Cap Index Trust                       43,347       13,414
    Mid Cap Opportunities Trust                1,448          266
    Mid Cap Stock Trust                       14,766        4,666
    Mid Cap Value Trust                       53,196        3,570
    Money Market Trust                     2,218,385      887,423

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                          PURCHASES       SALES
                                         ------------------------
SUB-ACCOUNTS:
    Overseas Trust                        $   15,141   $    8,538
    Pacific Rim Emerging Markets Trust        11,739          378
    Quantitative Equity Trust                 23,916      117,738
    Quantitative Mid Cap Trust                    82           65
    Real Estate Securities Trust             116,606        3,060
    Science & Technology Trust                44,394       35,995
    Small Cap Index Trust                     37,880       12,477
    Small Company Blend Trust                 18,418        3,825
    Small Company Value Trust                136,507       64,567
    Strategic Bond Trust                      40,258      199,427
    Strategic Growth Trust                     3,347          347
    Strategic Opportunities Trust             72,384       66,237
    Tactical Allocation Trust                  8,251          657
    Telecommunications Trust                   2,387          744
    Total Return Trust                       175,095       15,119
    Total Stock Market Index Trust            53,261        5,292
    U.S. Government Securities Trust         206,650       32,903
    U.S. Large Cap Value Trust                34,315        9,024
    Value Trust                               58,112       15,133
    500 Index Trust                          124,419       31,206
                                         ------------------------
                                          $5,791,628   $3,230,358
                                         ========================

5. FINANCIAL HIGHLIGHTS

                                                 SUB-ACCOUNT
                              -------------------------------------------------

                              AGGRESSIVE GROWTH TRUST     ALL CAP CORE TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year         20,820       22,559       41,935       35,265
Units issued                      1,806        1,606        5,791       11,127
Units redeemed                  (11,633)      (3,345)     (28,782)      (4,457)
                              -------------------------------------------------
Units, end of year               10,993       20,820       18,944       41,935
                              =================================================

Unit value, end of year       $    7.49    $    9.98    $    5.73    $    7.66

Net assets, end of year       $  82,297    $ 207,717    $ 108,556    $ 321,442

Investment income ratio(1)         0.00%        0.00%        0.00%        0.00%
Total return(2)                  -24.96%      -25.98%      -25.23%      -21.37%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                 SUB-ACCOUNT
                              -------------------------------------------------

                               ALL CAP GROWTH TRUST      ALL CAP VALUE TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED  PERIOD ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01*
                              -------------------------------------------------
Units, beginning of year         10,175        9,724       11,356            -
Units issued                      4,968        3,017       18,634       11,465
Units redeemed                   (5,739)      (2,566)      (5,219)        (109)
                              -------------------------------------------------
Units, end of year                9,404       10,175       24,771       11,356
                              =================================================

Unit value, end of year       $    7.41    $    9.80    $    9.10    $   12.61

Net assets, end of year       $  69,701    $  99,760    $ 225,471    $ 143,220

Investment income ratio(1)         0.00%        0.00%        0.00%        0.09%
Total return(2)                  -24.41%      -23.77%      -27.83%        0.90%

                                                 SUB-ACCOUNT
                              -------------------------------------------------

                                   BALANCED TRUST       BLUE CHIP GROWTH TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year            613          223       16,940        2,397
Units issued                      1,523          442       21,518       15,928
Units redeemed                     (204)         (52)      (8,314)      (1,385)
                              -------------------------------------------------
Units, end of year                1,932          613       30,144       16,940
                              =================================================

Unit value, end of year       $    6.79    $    7.93    $    7.35    $    9.70

Net assets, end of year       $  13,129    $   4,863    $ 221,532    $ 164,347

Investment income ratio(1)         1.71%        1.21%        0.00%        0.00%
Total return(2)                  -14.36%      -10.20%      -24.26%      -14.60%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    SUB-ACCOUNT
                              --------------------------------------------------------

                              CAPITAL APPRECIATION TRUST   CAPITAL OPPORTUNITIES TRUST
                              --------------------------------------------------------
                              YEAR ENDED   PERIOD ENDED     YEAR ENDED   PERIOD ENDED
                              DEC. 31/02    DEC. 31/01*     DEC. 31/02   DEC. 31/01*
                              --------------------------------------------------------
Units, beginning of year             -            -               90             -
Units issued                       352          478              667           111
Units redeemed                     (27)        (478)            (146)          (21)
                              --------------------------------------------------------
Units, end of year                 325            -              611            90
                              ========================================================

Unit value, end of year        $  7.70          $ -          $  7.79       $ 10.70

Net assets, end of year        $ 2,502          $ -          $ 4,758       $   966

Investment income ratio(1)        0.00%        0.00%            0.00%         0.00%
Total return(2)                 -30.61%        0.00%          -27.20%       -14.40%

                                                  SUB-ACCOUNT
                              -------------------------------------------------

                              DIVERSIFIED BOND TRUST     DYNAMIC GROWTH TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year         26,609       31,136        7,054        3,333
Units issued                     10,860          306        5,737        5,773
Units redeemed                  (18,999)      (4,833)      (1,604)      (2,052)
                              -------------------------------------------------
Units, end of year               18,470       26,609       11,187        7,054
                              =================================================

Unit value, end of year       $   12.71    $   11.81    $    3.42    $    4.77

Net assets, end of year       $ 234,712    $ 314,222    $  38,219    $  33,636

Investment income ratio(1)         4.60%        5.66%        0.00%        0.18%
Total return(2)                    7.61%        7.09%      -28.36%      -40.24%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                SUB-ACCOUNT
                              -------------------------------------------------
                              EMERGING SMALL COMPANY
                                       TRUST              EQUITY-INCOME TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year          8,455        8,705        7,078          644
Units issued                        958        1,178       26,518        7,645
Units redeemed                   (4,690)      (1,428)      (9,714)      (1,211)
                              -------------------------------------------------
Units, end of year                4,723        8,455       23,882        7,078
                              =================================================

Unit value, end of year       $    9.17    $   12.96    $    9.99    $   11.52

Net assets, end of year       $  43,321    $ 109,547    $ 238,524    $  81,523

Investment income ratio(1)         0.00%        0.00%        1.40%        0.44%
Total return(2)                  -29.20%      -22.24%      -13.28%        1.29%

                                                 SUB-ACCOUNT
                              ---------------------------------------------------

                                EQUITY INDEX TRUST      FINANCIAL SERVICES TRUST
                              ---------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01*
                              ---------------------------------------------------
Units, beginning of year           926          653          264             -
Units issued                       556          493          455           283
Units redeemed                    (261)        (220)         (87)          (19)
                              ---------------------------------------------------
Units, end of year               1,221          926          632           264
                              ===================================================

Unit value, end of year        $  7.18      $  9.24      $  9.55       $ 11.63

Net assets, end of year        $ 8,770      $ 8,561      $ 6,038       $ 3,069

Investment income ratio(1)        0.82%        0.71%        0.00%         0.11%
Total return(2)                 -22.30%      -12.26%      -17.88%        -6.93%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                   SUB-ACCOUNT
                              ----------------------------------------------------

                               FUNDAMENTAL VALUE TRUST       GLOBAL BOND TRUST
                              ----------------------------------------------------
                              YEAR ENDED   PERIOD ENDED   YEAR ENDED    YEAR ENDED
                              DEC. 31/02   DEC. 31/01*    DEC. 31/02    DEC. 31/01
                              ----------------------------------------------------
Units, beginning of year           383             -             24             -
Units issued                     4,334           387            318            30
Units redeemed                    (436)           (4)           (34)           (6)
                              ----------------------------------------------------
Units, end of year               4,281           383            308            24
                              ====================================================

Unit value, end of year       $   9.83      $  11.73       $  11.44      $   9.53

Net assets, end of year       $ 42,078      $  4,491       $  3,526      $    229

Investment income ratio(1)        0.04%         0.00%          0.00%         0.00%
Total return(2)                 -16.20%        -6.16%         20.12%         0.53%

                                                  SUB-ACCOUNT
                              -------------------------------------------------

                                  GLOBAL EQUITY TRUST    GROWTH & INCOME TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year         12,768       12,777       48,091       44,117
Units issued                      2,163        3,219       46,527       11,249
Units redeemed                   (8,226)      (3,228)     (32,461)      (7,275)
                              -------------------------------------------------
Units, end of year                6,705       12,768       62,157       48,091
                              =================================================

Unit value, end of year       $    7.65    $    9.46    $    7.11    $    9.40

Net assets, end of year       $  51,310    $ 120,802    $ 441,927    $ 451,836

Investment income ratio(1)         1.44%        2.62%        0.57%        0.41%
Total return(2)                  -19.11%      -16.09%      -24.33%      -11.28%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                 SUB-ACCOUNT
                              ---------------------------------------------------

                                HEALTH SCIENCES TRUST        HIGH YIELD TRUST
                              ---------------------------------------------------
                              YEAR ENDED   PERIOD ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01*    DEC. 31/02   DEC. 31/01
                              ---------------------------------------------------
Units, beginning of year          3,544             -         5,731          292
Units issued                      5,105         3,551        12,717        5,555
Units redeemed                   (4,101)           (7)         (863)        (116)
                              ---------------------------------------------------
Units, end of year                4,548         3,544        17,585        5,731
                              ===================================================

Unit value, end of year       $    9.85     $   13.54     $    8.59    $    9.23

Net assets, end of year       $  44,812     $  47,988     $ 151,141    $  52,896

Investment income ratio(1)         0.00%         0.00%         6.26%        4.88%
Total return(2)                  -27.24%         8.32%        -6.87%       -5.48%

                                                 SUB-ACCOUNT
                              --------------------------------------------------
                                                             INTERNATIONAL
                               INCOME & VALUE TRUST           INDEX TRUST
                              --------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01+
                              --------------------------------------------------
Units, beginning of year           521            -            -            -
Units issued                     6,261          556          204            -
Units redeemed                    (504)         (35)         (30)           -
                              --------------------------------------------------
Units, end of year               6,278          521          174            -
                              ==================================================

Unit value, end of year       $   9.49     $  11.29     $   7.24      $     -

Net assets, end of year       $ 59,584     $  5,883     $  1,257      $     -

Investment income ratio(1)        2.16%        0.00%        2.06%        0.00%
Total return(2)                 -15.93%        0.98%      -17.15%        0.00%

+ Fund available but no activity.

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  SUB-ACCOUNT
                              -------------------------------------------------
                                INTERNATIONAL SMALL       INTERNATIONAL STOCK
                                     CAP TRUST                   TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year          9,696        9,624       13,999       14,599
Units issued                        733        1,694        1,944        1,882
Units redeemed                   (5,132)      (1,622)      (7,729)      (2,482)
                              -------------------------------------------------
Units, end of year                5,297        9,696        8,214       13,999
                              =================================================

Unit value, end of year       $    7.34    $    8.81    $    6.44    $    8.22

Net assets, end of year       $  38,874    $  85,451    $  52,879    $ 115,070

Investment income ratio(1)         0.00%        0.00%        0.51%        0.20%
Total return(2)                  -16.73%      -31.10%      -21.69%      -21.54%

                                                  SUB-ACCOUNT
                               ---------------------------------------------------
                                                                  INTERNET
                               INTERNATIONAL VALUE TRUST     TECHNOLOGIES TRUST
                               ---------------------------------------------------
                               YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                               DEC. 31/02   DEC. 31/01    DEC. 31/02   DEC. 31/01
                               --------------------------------------------------
Units, beginning of year            745           158         1,877          384
Units issued                      1,089           706         3,686        1,726
Units redeemed                     (612)         (119)       (1,149)        (233)
                               -------------------------------------------------
Units, end of year                1,222           745         4,414        1,877
                               =================================================

Unit value, end of year        $   8.98      $  10.93      $   2.38     $   3.79

Net assets, end of year        $ 10,979      $  8,148      $ 10,506     $  7,114

Investment income ratio(1)         0.68%         0.76%         0.00%        0.00%
Total return(2)                  -17.84%        -9.97%       -37.20%      -46.09%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                 SUB-ACCOUNT
                              -------------------------------------------------
                                INVESTMENT QUALITY
                                    BOND TRUST          LARGE CAP GROWTH TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year          5,368           29       29,100       28,570
Units issued                     14,458        5,471       23,497        5,346
Units redeemed                   (1,482)        (132)     (27,942)      (4,816)
                              ------------------------------------------------
Units, end of year               18,344        5,368       24,655       29,100
                              ================================================

Unit value, end of year       $   12.76    $   11.61    $    6.61    $    8.57

Net assets, end of year       $ 234,021    $  62,300    $ 162,977    $ 249,260

Investment income ratio(1)         4.72%        0.42%        0.43%        0.00%
Total return(2)                    9.94%        7.33%      -22.83%      -17.81%

                                                    SUB-ACCOUNT
                              ---------------------------------------------------
                                LIFESTYLE AGGRESSIVE        LIFESTYLE BALANCED
                                     1000 TRUST                  640 TRUST
                              ---------------------------------------------------
                              YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01+   DEC. 31/02   DEC. 31/01+
                              ---------------------------------------------------
Units, beginning of year             -             -             -            -
Units issued                     2,474             -         1,392            -
Units redeemed                  (1,272)            -          (140)           -
                              -------------------------------------------------
Units, end of year               1,202             -         1,252            -
                              =================================================

Unit value, end of year       $   7.33      $      -      $   9.76      $     -

Net assets, end of year       $  8,814      $      -      $ 12,212      $     -

Investment income ratio(1)        0.37%         0.00%         0.55%        0.00%
Total return(2)                 -20.71%         0.00%        -9.95%        0.00%

+ Fund available but no activity.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  SUB-ACCOUNT
                              --------------------------------------------------
                                 LIFESTYLE GROWTH          LIFESTYLE MODERATE
                                    820 TRUST                  460 TRUST
                              --------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01+
                              --------------------------------------------------
Units, beginning of year         5,603             -           -             -
Units issued                     5,434         5,923         223             -
Units redeemed                  (5,887)         (320)        (13)            -
                              ------------------------------------------------
Units, end of year               5,150         5,603         210             -
                              ================================================

Unit value, end of year       $   8.51      $  10.11    $  10.54       $     -

Net assets, end of year       $ 43,822      $ 56,645    $  2,218       $     -

Investment income ratio(1)        2.28%         0.00%       1.73%         0.00%
Total return(2)                 -15.85%        -8.97%      -4.04%         0.00%

                                                 SUB-ACCOUNT
                              ---------------------------------------------------

                                MID CAP GROWTH TRUST        MID CAP INDEX TRUST
                              ---------------------------------------------------
                              YEAR ENDED   PERIOD ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02    DEC. 31/01*   DEC. 31/02   DEC. 31/01
                              ---------------------------------------------------
Units, beginning of year          8,294            -          2,395          130
Units issued                     11,123        8,343          3,555        2,356
Units redeemed                     (438)         (49)        (1,221)         (91)
                              --------------------------------------------------
Units, end of year               18,979        8,294          4,729        2,395
                              ==================================================

Unit value, end of year       $    7.29    $   10.47      $   11.17    $   13.16

Net assets, end of year       $ 138,357    $  86,836      $  52,805    $  31,519

Investment income ratio(1)         0.00%        0.00%          0.58%        2.08%
Total return(2)                  -30.37%      -16.24%        -15.16%       -1.73%

+ Fund available but no activity.

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  SUB-ACCOUNT
                              ---------------------------------------------------
                                       MID CAP
                                 OPPORTUNITIES TRUST        MID CAP STOCK TRUST
                              ---------------------------------------------------
                              YEAR ENDED   PERIOD ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02    DEC. 31/01*   DEC. 31/02   DEC. 31/01
                              ---------------------------------------------------
Units, beginning of year            14             -          2,429        1,131
Units issued                       172            20          1,590        1,499
Units redeemed                     (31)           (6)          (512)        (201)
                              --------------------------------------------------
Units, end of year                 155            14          3,507        2,429
                              ==================================================

Unit value, end of year       $   7.39      $  10.59       $   8.34     $  10.77

Net assets, end of year       $  1,143      $    151       $ 29,246     $ 26,164

Investment income ratio(1)        0.00%         0.00%          0.00%        0.00%
Total return(2)                 -30.22%       -15.28%        -22.56%      -10.99%

                                                   SUB-ACCOUNT
                              ----------------------------------------------------

                                 MID CAP VALUE TRUST        MONEY MARKET TRUST
                              ----------------------------------------------------
                              YEAR ENDED   PERIOD ENDED    YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01*     DEC. 31/02   DEC. 31/01
                              ----------------------------------------------------
Units, beginning of year            264             -          64,557      20,792
Units issued                      4,069           295         191,003      63,217
Units redeemed                     (298)          (31)        (77,047)    (19,452)
                              ---------------------------------------------------
Units, end of year                4,035           264         178,513      64,557
                              ===================================================

Unit value, end of year       $   11.77      $  13.09     $     11.60   $   11.46

Net assets, end of year       $  47,482      $  3,450     $ 2,070,945   $ 739,983

Investment income ratio(1)         0.00%         0.49%           1.18%       3.59%
Total return(2)                  -10.11%         4.72%           1.18%       3.59%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                SUB-ACCOUNT
                              -------------------------------------------------
                                                          PACIFIC RIM EMERGING
                                  OVERSEAS TRUST              MARKETS TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year         2,812        1,256           77           44
Units issued                     1,874        2,032        1,100           47
Units redeemed                  (1,051)        (476)         (39)         (14)
                              -----------------------------------------------
Units, end of year               3,635        2,812        1,138           77
                              ===============================================

Unit value, end of year       $   6.74     $   8.58     $   8.51     $   9.73

Net assets, end of year       $ 24,503     $ 24,152     $  9,682     $    753

Investment income ratio(1)        0.45%        0.23%        0.04%        0.29%
Total return(2)                 -21.44%      -21.09%      -12.53%      -18.57%

                                                  SUB-ACCOUNT
                              -----------------------------------------------------
                                                            QUANTITATIVE MID CAP
                              QUANTITATIVE EQUITY TRUST            TRUST
                              -----------------------------------------------------
                               YEAR ENDED   YEAR ENDED    YEAR ENDED   PERIOD ENDED
                               DEC. 31/02   DEC. 31/01    DEC. 31/02   DEC. 31/01+*
                              -----------------------------------------------------
Units, beginning of year          26,366       26,944             -             -
Units issued                       2,875        3,771             8             -
Units redeemed                   (15,203)      (4,349)           (7)            -
                              ---------------------------------------------------
Units, end of year                14,038       26,366             1             -
                              ===================================================

Unit value, end of year        $    6.96    $    9.63     $    7.89      $      -

Net assets, end of year        $  97,653    $ 253,939     $       5      $      -

Investment income ratio(1)          0.35%        0.29%         0.00%         0.00%
Total return(2)                   -27.78%      -22.95%       -22.65%         0.00%

+ Fund available but no activity.

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  SUB-ACCOUNT
                              -------------------------------------------------
                                    REAL ESTATE          SCIENCE & TECHNOLOGY
                                 SECURITIES TRUST               TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year            561          231       17,279       12,290
Units issued                      9,389          385        7,923        7,023
Units redeemed                     (247)         (55)      (7,184)      (2,034)
                              ------------------------------------------------
Units, end of year                9,703          561       18,018       17,279
                              ================================================

Unit value, end of year       $   12.17    $   11.86    $    4.38    $    7.40

Net assets, end of year       $ 118,093    $   6,654    $  78,981    $ 127,852

Investment income ratio(1)         3.30%        1.91%        0.00%        0.00%
Total return(2)                    2.58%        3.15%      -40.76%      -41.25%

                                                  SUB-ACCOUNT
                              -------------------------------------------------
                                                             SMALL COMPANY
                               SMALL CAP INDEX TRUST          BLEND TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year           781            -          954          164
Units issued                     3,616          826        1,689          916
Units redeemed                  (1,366)         (45)        (359)        (126)
                              -----------------------------------------------
Units, end of year               3,031          781        2,284          954
                              ===============================================

Unit value, end of year       $   9.33     $  11.88     $   9.38     $  12.60

Net assets, end of year       $ 28,276     $  9,282     $ 21,431     $ 12,026

Investment income ratio(1)        1.13%        7.07%        0.14%        0.00%
Total return(2)                 -21.47%        1.41%      -25.55%       -2.30%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  SUB-ACCOUNT
                              -------------------------------------------------
                                   SMALL COMPANY
                                    VALUE TRUST          STRATEGIC BOND TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year          8,232          388       27,510       30,987
Units issued                     11,127        8,141        1,544        1,113
Units redeemed                   (5,305)        (297)     (16,549)      (4,590)
                              ------------------------------------------------
Units, end of year               14,054        8,232       12,505       27,510
                              ================================================

Unit value, end of year       $   11.40    $   12.11    $   12.68    $   11.64

Net assets, end of year       $ 160,148    $  99,712    $ 158,608    $ 320,278

Investment income ratio(1)         0.26%        0.10%        8.90%        7.65%
Total return(2)                   -5.93%        6.54%        8.96%        6.24%

                                                  SUB-ACCOUNT
                              ---------------------------------------------------
                                                          STRATEGIC OPPORTUNITIES
                               STRATEGIC GROWTH TRUST              TRUST
                              ---------------------------------------------------
                              YEAR ENDED   PERIOD ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01+*   DEC. 31/02   DEC. 31/01
                              ---------------------------------------------------
Units, beginning of year              -             -        19,278       15,842
Units issued                        432             -         9,797        5,966
Units redeemed                      (45)            -        (8,903)      (2,530)
                              --------------------------------------------------
Units, end of year                  387             -        20,172       19,278
                              ==================================================

Unit value, end of year       $    7.93      $      -     $    6.07    $    9.91

Net assets, end of year       $   3,069      $      -     $ 122,446    $ 191,095

Investment income ratio(1)         0.00%         0.00%         0.00%        0.48%
Total return(2)                  -28.04%         0.00%       -38.77%      -15.25%

+ Fund available but no activity.

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                   SUB-ACCOUNT
                              -----------------------------------------------------
                                                             TELECOMMUNICATIONS
                              TACTICAL ALLOCATION TRUST              TRUST
                              -----------------------------------------------------
                              YEAR ENDED   YEAR ENDED     YEAR ENDED   PERIOD ENDED
                              DEC. 31/02   DEC. 31/01+    DEC. 31/02   DEC. 31/01+*
                              -----------------------------------------------------
Units, beginning of year             -            -             165             -
Units issued                       918            -             461           182
Units redeemed                     (70)           -            (158)          (17)
                              ---------------------------------------------------
Units, end of year                 848            -             468           165
                              ===================================================

Unit value, end of year       $   8.05       $    -       $    4.15     $    7.93

Net assets, end of year       $  6,825       $    -       $   1,943     $   1,309

Investment income ratio(1)        0.00%        0.00%           0.00%         0.00%
Total return(2)                 -23.21%        0.00%         -47.67%       -36.56%

                                                  SUB-ACCOUNT
                              -------------------------------------------------
                                                          TOTAL STOCK MARKET
                                TOTAL RETURN TRUST            INDEX TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year          5,178           92        1,864            -
Units issued                     10,898        5,322        5,698        2,051
Units redeemed                     (971)        (236)        (589)        (187)
                              ------------------------------------------------
Units, end of year               15,105        5,178        6,973        1,864
                              ================================================

Unit value, end of year       $   16.27    $   14.86    $    7.84    $    9.96

Net assets, end of year       $ 245,736    $  76,920    $  54,673    $  18,572

Investment income ratio(1)         2.44%        2.42%        1.12%        2.70%
Total return(2)                    9.52%        8.28%      -21.29%      -11.41%

+ Fund available but no activity.

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  SUB-ACCOUNT
                              -------------------------------------------------
                                  U.S. GOVERNMENT            U.S. LARGE CAP
                                  SECURITIES TRUST            VALUE TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year         12,983          384        2,818          527
Units issued                     15,867       12,827        3,225        2,658
Units redeemed                   (2,647)        (228)        (878)        (367)
                              ------------------------------------------------
Units, end of year               26,203       12,983        5,165        2,818
                              ================================================

Unit value, end of year       $   12.83    $   11.88    $    9.62    $   12.86

Net assets, end of year       $ 336,205    $ 154,261    $  49,694    $  36,239

Investment income ratio(1)         3.35%        1.07%        0.25%        0.30%
Total return(2)                    7.99%        7.03%      -25.18%       -2.55%

                                                  SUB-ACCOUNT
                              -------------------------------------------------

                                    VALUE TRUST             500 INDEX TRUST
                              -------------------------------------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                              DEC. 31/02   DEC. 31/01   DEC. 31/02   DEC. 31/01
                              -------------------------------------------------
Units, beginning of year          6,187          761        6,896           49
Units issued                      5,628        6,612       14,266        7,196
Units redeemed                   (1,470)      (1,186)      (3,794)        (349)
                              ------------------------------------------------
Units, end of year               10,345        6,187       17,368        6,896
                              ================================================

Unit value, end of year       $    9.37    $   12.13    $    7.67    $    9.91

Net assets, end of year       $  96,909    $  75,081    $ 133,278    $  68,304

Investment income ratio(1)         0.71%        0.51%        0.00%        2.26%
Total return(2)                  -22.80%        3.42%      -22.53%      -12.37%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

   (1) These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

   (2) These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

6. RELATED PARTY TRANSACTIONS

Manulife Financial Securities LLC, a registered broker-dealer and wholly owned subsidiary of ManUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either Manulife Financial Securities LLC or other broker-dealers having distribution agreements with Manulife Financial Securities LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

These underwriting and distribution services had been performed by Manufacturers Securities Services LLC ("MSS") before January 1, 2002. MSS is also an indirect wholly owned subsidiary of MFC.

The Company utilizes various services provided by The Manufacturers Life Insurance ("MLI"), a subsidiary of MFC, and its affiliates. Such services include legal, personnel, marketing, investment accounting and other corporate services. Pursuant to an Administrative Services Agreement, and effective for 2001, all intercompany services, except for investment services, are billed through ManUSA to the Company. Prior to 2001, such services were billed directly by MLI. Pursuant to an Investment Services Agreement, all investment services are billed directly by MLI to the Company.

                                     PART C
                                OTHER INFORMATION

                                     PART C
                                OTHER INFORMATION

ITEM 27 EXHIBITS

The following exhibits are filed as part of this Registration Statement:

         (a) Resolutions of Board of Directors of First North American Life Assurance Company establishing FNAL Variable Life Account I (now referred to as Separate Account B) are incorporated herein by reference to exhibit A (1) to the Registration Statement on Form S-6 (File No. 333-33351) as filed with the Commission on August 8, 1997 on behalf of FNAL.

         (b)               Not applicable.

         (c)(1) Underwriting and Distribution Agreement between The Manufacturers Life Insurance Company of New York (Depositor) and Manufacturers Securities Services, LLC (Underwriter) is incorporated by reference to Exhibit (b)(3)(a) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

         (c)(2) Selling Agreement between The Manufacturers Life Insurance Company of New York, Manufactures Securities Services, LLC (Underwriter), Selling Broker Dealers, and General Agent is incorporated by reference to Exhibit (b)(3)(b) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

         (d) Form of Modified Single Premium Variable Life Insurance Policy Company is incorporated by reference to Exhibit (a)(5) to the Registration Statement on Form S-6, file number 333-33504, filed March 29, 2000 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

         (e) Form of Application for a Modified Single Premium Variable Life Insurance Policy incorporated by reference to Exhibit (a)(10)(a) to the Registration Statement on Form S-6, file number 333-33504, filed March 29, 2000 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

         (f)(1) Declaration of Intention and Charter of First North American Life Assurance Company is incorporated by reference to Exhibit (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

         (f)(2) Certificate of amendment of the Declaration of Intention and Charter of First North American Life Assurance Company is incorporated by reference to Exhibit (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.
         (f)(3) Certificate of amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York is incorporated by reference to Exhibit (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York

                           Separate Account A.

         (f)(4) By-laws of The Manufacturers Life Insurance Company of New York are incorporated by reference to Exhibit
                           (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

         (g) Form of Reinsurance Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (USA) is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

         (h)               Not Applicable.

         (i)(1) Administrative Services Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of New York is incorporated by reference to Exhibit (b)(8)(a) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

         (i)(2) Investment Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

         (j) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. -Incorporated by reference to Exhibit 6 to pre-effective amendment no. 1 to this registration statement filed May 3, 2001 (the "Pre-Effective Amendment").

         (k) Opinion and consent of Gretchen H. Swanz, Secretary of The Manufacturers Life Insurance Company of New York - Incorporated by reference to pre-effective amendment no. 1 to this registration statement filed on April, 2001.


         (l)               Actuarial Opinion - Filed Herewith



         (m)               Calculations for Illustrations - Filed Herewith



         (n)               Consent of Ernst & Young LLP - Filed Herewith


         (o)               Not Applicable

         (p)               Not Applicable

         (q)               Not Applicable

POWERS OF ATTORNEY

         (i) Powers of Attorney are incorporated by reference to Exhibit A(7) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 17, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

         (ii) Power of Attorney, James O'Malley and Thomas Borshoff - previously filed as Exhibit (b)(14)(b) to post-effective amendment no. 6 to Registrant's Registration Statement on Form N-4 File, No. 33-79112, filed March 2, 1999.

         (iii) Power of Attorney, Bradford J. Race - incorporated by reference to Exhibit 7(iii) to post-effective amendment no. #1 this registration statement file on April 29, 2002

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

OFFICERS AND DIRECTORS OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK


        NAME AND                           POSITION WITH THE MANUFACTURERS LIFE INSURANCE
PRINCIPAL BUSINESS ADDRESS                              COMPANY OF NEW YORK
Bruce Avedon                                                 Director
6601 Hitching Post Lane
Cincinnati, OH 45230

Thomas Borshoff                                              Director
3 Robin Drive
Rochester, NY 14618

James R. Boyle                                               Director
500 Boylston Street
Boston, MA 02116

Robert Cook                                                  Director
73 Tremont Street
Boston, MA 02108

John D. DesPrez III                                    Director and Chairman
73 Tremont Street
Boston, MA 02108

Ruth Ann Fleming                                             Director
205 Highland Avenue
Short Hills, NJ 07078

James D. Gallagher                                    Director and President
73 Tremont Street
Boston, MA 02108

David W. Libbey                                              Treasurer
500 Boylston Street
Boston, MA 02116

Neil M. Merkl, Esq.                                          Director
35-35 161st Street
Flushing, NY 11358

Joseph M. Scott                                              Director
73 Tremont Street
Boston, MA 02108

Bradford J. Race Jr                                          Director
136 East 64th Street
New York, NY 10021

        NAME AND                           POSITION WITH THE MANUFACTURERS LIFE INSURANCE
PRINCIPAL BUSINESS ADDRESS                              COMPANY OF NEW YORK
Nicole Humblias                     Assistant Vice President and Chief Administrative Officer
73 Tremont Street
Boston, MA 02108

Kim Ciccarelli                                          Secretary & Counsel
73 Tremont Street
Boston, MA 02108

John Ostler                                             Appointed Actuary
200 Bloor Street East
Toronto, Ontario
Canada M4W-1E5

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT


                         MANULIFE FINANCIAL CORPORATION
                           CORPORATE ORGANIZATION LIST
                             As Of December 31, 2002



                                                                                           LEGAL        % OF       JURISDICTION OF
AFFILIATE                                                                                   ID         EQUITY       INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
MANULIFE FINANCIAL CORPORATION                                                                2          100            CANADA
  The Manufacturers Life Insurance Company                                                    1          100            Canada
     Manulife Bank of Canada                                                                 58          100            Canada
     Manulife Financial Services Inc.                                                       190          100            Canada
     Manulife Securities International Ltd.                                                  79          100            Canada
     Enterprise Capital Management Inc.                                                                   20            Ontario
     Cantay Holdings Inc.                                                                    51          100            Ontario
     FNA Financial Inc.                                                                     115          100            Canada
     Elliot & Page Limited                                                                  116          100            Ontario
     NAL Resources Limited                                                                  117          100            Alberta
     3550435 Canada Inc.                                                                    107          100            Canada
       MFC Insurance Company Limited                                                        106          100            Canada
       CMG Life Insurance Company, Inc.                                                     104          100            Philippines
         CMG Plans, Inc.                                                                    155          100            Philippines
     Manulife Canada Ltd.                                                                   157          100            Canada
     1293319 Ontario Inc.                                                                   170          100            Ontario
     Manulife International Capital Corporation Limited                                     135          100            Ontario
       Golf Town Canada Inc.                                                                145        43.44            Canada
       Regional Power Inc.                                                                  136           80            Ontario
       Addalam Power Corporation(1)                                                                       50            Philippines
       VFC Inc.                                                                                        27.43            Canada
       Luxell Technologies Inc.                                                                        10.24            Ontario

                                                                                           LEGAL        % OF       JURISDICTION OF
AFFILIATE                                                                                   ID         EQUITY       INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
       Avotus Corp.                                                                                     10.45         Canada
     Canaccord Holdings Ltd.                                                                            12.82         British
                                                                                                                      Columbia
     3426505 Canada Inc.                                                                    161           100         Canada
     First North American Insurance Company                                                 111           100         Canada
     NAL Resources Management Limited                                                       120           100         Canada
     Seamark Asset Management Ltd.                                                          118         35.01         Canada
     Resolute Energy Inc.                                                                               11.74         Alberta
     Micro Optics Design Corporation                                                                    17.69         Nevada
     Innova LifeSciences Corporation                                                                    14.03         Ontario
     PK Liquidating Company I, LLC                                                                      18.66         Delaware
     2015401 Ontario Inc.                                                                                 100         Ontario
     2015500 Ontario Inc.                                                                                 100         Ontario
     PK Liquidating Company II, LLC                                                                        18         Delaware
     Cavalier Cable, Inc. 2                                                                                78         Delaware]
     The Manufacturers Investment Corporation                                                87           100         Michigan
       Manulife Reinsurance Limited                                                          67           100         Bermuda
       The Manufacturers Life Insurance Company (U.S.A.)                                     19           100         Michigan
           Ironside Venture Partners II LLC                                                 197           100         Delaware
           ESLS Investment Limited, LLC                                                     167            25         Ohio
           The Manufacturers Life Insurance Company of America                               17           100         Michigan
           Manulife Financial Securities LLC                                                  5           100         Delaware
           ManuLife Service Corporation                                                       7           100         Colorado
           Aegis Analytic Corporation                                                                    15.41        Delaware
           Manulife Property Management of Washington, D.C., Inc.                                         100         Wash., D.C.
           Ennal, Inc.                                                                      124           100         Ohio
           Dover Leasing Investments, LLC                                                   139            99         Delaware
           Manufacturers Securities Services, LLC                                            97            60(3)      Delaware
           The Manufacturers Life Insurance Company of New York                              94           100         New York
           Ironside Venture Partners I LLC                                                  196           100         Delaware
           NewRiver Investor Communications Inc.                                                        11.97         Delaware
           MCC Asset Management, Inc.                                                       186           100         Delaware
           MFC Global Investment Management (U.S.A.) Limited                                  6           100         Colorado
           Manulife Leasing Co., LLC                                                                       80         Delaware
           Flex Holding, LLC                                                                             27.7         Delaware
           Flex Leasing I, LLC                                                                          99.99         Delaware
           Flex Leasing II, LLC                                                                          19.6         Delaware
           Polymerix Corporation                                                                         18.7         Delaware
           TissueInformatics Inc.                                                                       14.71         Delaware
     MFC Global Fund Management (Europe) Limited                                             64           100         U.K.
     MFC Global Investment Management (Europe) Limited                                                    100         U.K.
     WT (SW) Properties Ltd.                                                                 82           100         U.K.
     Manulife Europe Ruckversicherungs-Aktiengesellschaft                                   138           100         Germany
     Manulife International Holdings Limited                                                152           100         Bermuda
       Manulife Provident Funds Trust Company Limited                                       163           100         Hong Kong
       Manulife Funds Direct (Barbados) Limited                                              78           100         Barbados
         P.T. Manulife Aset Manajemen Indonesia                                                            55         Indonesia
         Manulife Asset Management (Hong Kong) Limited                                                    100         Hong Kong
       Manulife (International) Limited                                                      28           100         Bermuda
         The Manufacturers (Pacific Asia) Insurance Company Limited                          61           100         Hong Kong

                                                                                           LEGAL        % OF       JURISDICTION OF
AFFILIATE                                                                                   ID         EQUITY       INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
         Manulife Consultants Limited                                                                     100         Hong Kong
         Manulife Financial Shareholdings Limited                                                         100         Hong Kong
         Manulife Financial Management Limited                                                            100         Hong Kong
         Manulife Financial Group Limited                                                                 100         Hong Kong
         Manulife Financial Investment Limited                                                            100         Hong Kong
         Manulife-Sinochem Life Insurance Co. Ltd.                                           43            51         China
     Manulife (Vietnam) Limited                                                             188           100         Vietnam
     The Manufacturers Life Insurance Co. (Phils.), Inc.                                    164           100         Philippines
       Manulife Financial Plans, Inc.                                                       187           100         Philippines
     P.T. Asuransi Jiwa Manulife Indonesia                                                   42            71         Indonesia
       P.T. Buanadaya Sarana Informatika                                                                  100         Indonesia
       P.T. Asuransi Jiwa Arta Mandiri Prima                                                              100         Indonesia
       Manulife (Singapore) Pte. Ltd.                                                        14           100         Singapore
       Manulife Holdings (Bermuda) Limited                                                  147           100         Bermuda
         Manufacturers Life Reinsurance Limited                                              49           100         Barbados
         Manulife Management Services Ltd.                                                  191           100         Barbados
         Manufacturers P&C Limited                                                           36           100         Barbados
     Manulife European Holdings (Alberta) Limited                                           146           100         Alberta
       Manulife Hungary Holdings KFT                                                        149            99(4)      Hungary

     MLI Resources Inc.                                                                     193           100         Alberta
       Manulife Life Insurance Company                                                      180            35(5)      Japan
       Manulife Century Investments (Bermuda) Limited                                       172           100         Bermuda
         Manulife Century Investments (Luxembourg) S.A.                                     173           100         Luxembourg
           Manulife Century Investments (Netherlands) B.V.                                  174           100         Netherlands
             Daihyaku Manulife Holdings (Bermuda) Limited                                   175           100         Bermuda
             Manulife Century Holdings (Netherlands) B.V.                                   195           100         Netherlands
                Kyoritsu Confirm Co., Ltd.                                                  179          90.9(6)      Japan
                Manulife Premium Collection Co., Ltd.                                       178            57(7)      Japan
     Manulife Holdings (Hong Kong) Limited                                                   15           100         Hong Kong
     Manulife (Malaysia) SDN.BHD.                                                            74           100         Malaysia
     Manulife Financial Systems (Hong Kong) Limited                                          53           100         Hong Kong
     MF Leasing (Canada) Inc.                                                               169           100         Ontario
     Manulife Data Services Inc.                                                             81           100         Barbados



         (1)      Inactive subsidiaries are noted in italics.



         (2) 22% of Cavalier Cable, Inc. is owned by The Manufacturers Life Insurance Company (U.S.A.).



         (3) 40% of Manufacturers Securities Services, LLC is owned by The Manufacturers Life Insurance Company of New York.



         (4)      1% of Manulife Hungary Holdings KFT is owned by MLI Resources
                  Inc.



         (5) 32.6% of Manulife Life Insurance Company is owned by Manulife Century Investments (Netherlands) B.V. and 32.4% is owned by Manulife Century Holdings (Netherlands) B.V.



         (6) 9.1% of Kyoritsu Confirm Co., Ltd. is owned by Manulife Life Insurance Company.



         (7) 33% of Manulife Premium Collection Co., Ltd. is owned [by Manulife Century Holdings (Netherlands) B.V. and 10% by Manulife Life Insurance Company.

ITEM 30. INDENIFICATION

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Article VII of the By-laws of the Company provides as follows:

Section VII.1. Indemnification of Directors and Officers. The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or , if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, of its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITER

a.       Name of Investment Company                      Capacity In Which
         Acting

         Set forth below is information concerning other investment companies for which Manulife Financial Securities LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

         The Manufacturers Life Insurance               Principal Underwriter
         Company (U.S.A.)
         Separate Account H

         The Manufacturers Life Insurance               Principal Underwriter
         Company (U.S.A.)
         Separate Account I

         The Manufacturers Life Insurance               Principal Underwriter
         Company (U.S.A.)
         Separate Account J

         The Manufacturers Life Insurance               Principal Underwriter
         Company (U.S.A.)
         Separate Account K

         The Manufacturers Life Insurance               Principal Underwriter
         Company (U.S.A.)
         Separate Account M

         The Manufacturers Life Insurance               Principal Underwriter
         Company of New York Separate
         Account A

         The Manufacturers Life Insurance               Principal Underwriter
         Company of New York Separate
         Account B

         b. The Manufacturers Life Insurance Company (U.S.A.) is the sole member of Manulife Financial Securities LLC (MFS LLC) and the following officers of The Manufacturers Life Insurance Company (U.S.A.) have power to act on behalf of Manulife Financial Securities, LLC: John DesPrez* (Chairman and President), John Ostler** (Vice President and Chief Financial Officer) and Jim Gallagher* (Vice President , Secretary and General Counsel) The board of managers of MFS LLC (consisting of Gary Buchanan**, Robert Cook* and John Vrysen***) may also act on behalf of MFS LLC.

*Principal business office is 73 Tremont Street, Boston, MA 02108

**Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***Principal business office is 680 Washington Blvd, Stamford, CT 06901

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

ITEM 33. MANAGEMENT SERVICES

None

ITEM 34. FEE REPRESENTATION

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

The Manufacturers Life Insurance Company of New York (the "Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and have caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 29th day of April, 2003.



THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT B
(Registrant)



By: THE MANUFACTURERS LIFE
INSURANCE COMPANY OF NEW YORK
(Depositor)


By: /s/ JAMES D. GALLAGHER
    ----------------------------
    James D. Gallagher
    President

Attest


/s/ KIM CICCARELLI
--------------------------------
Kim Ciccarelli
Secretary



Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this amended Registration Statement to be signed on its behalf by the undersigned on the 29th day of April, 2003 in the City of Boston, and Commonwealth of Massachusetts.



THE MANUFACTURERS LIFE
INSURANCE COMPANY OF NEW YORK
(Depositor)



By: /s/ JAMES D. GALLAGHER
    -----------------------
    James D. Gallagher
    President



Attest



/s/ KIM CICCARELLI
---------------------------
Kim Ciccarelli
Secretary

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on the 29th day of April, 2003.



SIGNATURE                                                TITLE


/s/ JAMES D. GALLAGHER                               Director and President
----------------------------                         (Principal Executive
James D. Gallagher                                   Officer)


*___________________________                         Director and Chairman
John D. DesPrez, III



*___________________________                         Director
Ruth Ann Fleming


*___________________________                         Director
Neil M. Merkl

*___________________________                         Director
Thomas Borshoff


*___________________________                         Director
Bradford J. Race Jr.



*___________________________                         Director
James R. Boyle


*___________________________                         Director
Bruce Avedon


____________________________                         Director
Joseph M. Scott



*___________________________                         Director
Robert Cook


/s/ DAVID W. LIBBEY                                  Treasurer (Principal
------------------------------------                 Financial and Accounting
David W. Libbey                                      Officer)

*By: /s/ DAVID W. LIBBEY
     -----------------------
     David W. Libbey
     Attorney-in-Fact Pursuant
     to Powers of Attorney

                                  EXHIBIT INDEX



         (l)      Actuarial Opinion



         (m)      Calculations for Illustrations



         (n)      Consent of Ernst & Young LLP